UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05526

J.P. Morgan Mutual Fund Investment Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2016 through June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2017

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small capitalization stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the Russell Midcap Index returned 16.48%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	24.48%
Russell 3000 Growth Index	20.72%

Net Assets as of 6/30/2017 (In Thousands)	$7,097,910

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials sector and its overweight position and security selection in the technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials & processing sector and its underweight position and security selection in the producer durables sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Arista Networks Inc., Kite Pharma Inc. and Wayfair Inc. Shares of Arista Networks, a maker of computer networking technology, rose as the company reported four consecutive quarters of earnings growth. Shares of Kite Pharma, a maker of anti-cancer treatments, rose on positive results from drug trials. Shares of Wayfair, an online retailer of home furniture, rose after the company reported better-than-expected earnings and raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Acuity Brands Inc. and Dollar General Corp. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones. Shares of Acuity Brands, a maker of lighting and building management systems, fell after the company reported lower-than-expected earnings. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected sales and a slump in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.2%
2.	Apple, Inc.	4.8
3.	Amazon.com, Inc.	4.2
4.	Facebook, Inc., Class A	3.8
5.	UnitedHealth Group, Inc.	3.3
6.	Waste Connections, Inc., (Canada)	2.7
7.	Mohawk Industries, Inc.	2.3
8.	Microsoft Corp.	2.2
9.	Electronic Arts, Inc.	2.0
10.	Charles Schwab Corp. (The)	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.0%
Consumer Discretionary	15.5
Health Care	14.3
Industrials	13.7
Financials	7.5
Materials	1.7
Energy	1.3
Real Estate	1.0
Consumer Staples	0.6
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		17.94%	15.26%	8.96%
Without Sales Charge		24.48	16.52	9.55
CLASS C SHARES	May 1, 2006
With CDSC**		22.86	15.94	8.99
Without CDSC		23.86	15.94	8.99
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 1, 2006	24.75	16.74	9.77
CLASS R3 SHARES	May 31, 2017	24.47	16.52	9.58
CLASS R4 SHARES	May 31, 2017	24.76	16.80	9.84
CLASS R5 SHARES	January 8, 2009	24.93	16.98	9.95
CLASS R6 SHARES	December 23, 2013	25.07	17.07	9.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07/ TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30,

2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	16.99%
Russell Midcap Index	16.48%

Net Assets as of 6/30/2017 (In Thousands)	$2,808,478

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials sector and its overweight position in the technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma, Arista Networks Inc. and Waste Connections Inc. Shares of Kite Pharma, a maker of anti-cancer treatments that was not held in the Benchmark, rose on positive results from drug trials. Shares of Arista Networks, a maker of computer networking technology, rose as the company reported four consecutive quarters of earnings growth. Shares of Waste Connections, a municipal waste processor not held in the Benchmark, rose after the company reported better-than-expected results.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Corp., Kroger Co. and Dollar General Corp. Shares of EQT, a natural gas producer, fell amid weakness in natural prices and after the company announced its $6.7 billion takeover offer for Rice Energy Inc. Shares of Kroger, a supermarket chain not held in the Benchmark, fell amid investor expectations that Amazon.com Inc.’s acquisition of Whole Foods Market Inc. would hurt Kroger’s sales and profit margins. Shares of Dollar General, a discount retail chain, fell in the early part of 2017 after the company reported lower-than-expected sales and a slump in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc	2.3%
2.	Waste Connections, Inc., (Canada)	1.6
3.	Amphenol Corp., Class A	1.5
4.	Hilton Worldwide Holdings, Inc	1.3
5.	Fortune Brands Home & Security, Inc	1.3
6.	Humana, Inc	1.0
7.	CBRE Group, Inc., Class A	1.0
8.	First Republic Bank	1.0
9.	EQT Corp	0.9
10.	Loews Corp	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.6%
Consumer Discretionary	17.6
Financials	15.5
Industrials	13.6
Health Care	9.4
Real Estate	5.7
Utilities	4.2
Energy	4.0
Consumer Staples	3.6
Materials	3.6
Short-Term Investment	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		10.46%	13.10%	7.25%
Without Sales Charge		16.59	14.33	7.83
CLASS C SHARES	November 2, 2009
With CDSC**		15.01	13.76	7.42
Without CDSC		16.01	13.76	7.42
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	16.99	14.73	8.12
CLASS R2 SHARES	March 14, 2014	16.30	14.14	7.74
CLASS R5 SHARES	March 14, 2014	17.11	14.81	8.15
CLASS R6 SHARES	March 14, 2014	17.18	14.85	8.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30, 2017 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	19.89%
Russell Midcap Growth Index	17.05%

Net Assets as of 6/30/2017 (In Thousands)	$3,088,278

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s overweight position and security selection in the technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and materials & process sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Arista Networks Inc. and East West Bancorp Inc. Shares of Kite Pharma, a maker of anti-cancer treatments that was not held in the Benchmark, rose on positive results from drug trials. Shares of Arista Networks, a maker of computer networking technology, rose as the company reported four consecutive quarters of earnings growth. Shares of East West Bancorp, a California regional bank, rose on investor expectations for rising interest rates in the U.S.

Leading individual detractors from relative performance included the Fund’s overweight positions in Range Resources Corp., Acuity Brands Inc. and Dollar General Corp. Shares of Range Resources, a natural gas producer that was not held in the Benchmark, fell amid a decline in global gas prices in the second half of the reporting period. Shares of Acuity Brands, a maker of lighting and building management systems, fell after the company reported lower-than-expected earnings. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected sales and a slump in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc., (Canada)	3.1%
2.	Mohawk Industries, Inc.	2.7
3.	Amphenol Corp., Class A	1.9
4.	Global Payments, Inc.	1.7
5.	Gartner, Inc.	1.7
6.	Concho Resources, Inc.	1.6
7.	Hilton Worldwide Holdings, Inc.	1.6
8.	Electronic Arts, Inc.	1.6
9.	Lennox International, Inc.	1.6
10.	Southwest Airlines Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.6%
Industrials	19.7
Consumer Discretionary	18.1
Health Care	13.6
Financials	9.5
Materials	2.5
Energy	2.1
Real Estate	1.3
Consumer Staples	1.1
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		13.24%	13.51%	7.19%
Without Sales Charge		19.52	14.74	7.77
CLASS C SHARES	November 4, 1997
With CDSC**		17.87	14.16	7.20
Without CDSC		18.87	14.16	7.20
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 2, 1989	19.89	15.10	8.10
CLASS R2 SHARES	June 19, 2009	19.30	14.55	7.60
CLASS R3 SHARES	September 9, 2016	19.51	14.74	7.77
CLASS R4 SHARES	September 9, 2016	19.83	15.03	8.05
CLASS R5 SHARES	November 1, 2011	20.06	15.26	8.19
CLASS R6 SHARES	November 1, 2011	20.11	15.31	8.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)(1)*	14.39%
Russell Midcap Value Index	15.93%

Net Assets as of 6/30/2017 (In Thousands)	$18,403,012

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and underweight position in the industrials sector and its security selection and overweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s underweight position in the energy sector and its overweight position in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc., Kroger Co. and EQT Corp. Shares of AutoZone, an auto parts retailer and distributor, fell after the company reported lower-than-expected earnings and sales. Shares of Kroger, a supermarket chain not held in the Benchmark, fell amid investor expectations that Amazon.com Inc.’s acquisition of Whole Foods Market Inc. would hurt Kroger’s sales and profit margins. Shares of EQT, a natural gas producer, fell amid weakness in natural gas prices and after the company announced its $6.7 billion takeover offer for Rice Energy Inc.

Leading individual contributors to relative performance included the Fund’s overweight positions in WestRock Co., Humana Inc. and Best Buy Inc. Shares of WestRock, a paper and packaging manufacturer, rose after the company reported better-than-expected earnings and sales growth. Shares of Humana, a health insurance company not held in the Benchmark, rose after it agreed to terminate its proposed merger with Aetna Inc. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.0%
2.	Loews Corp.	1.8
3.	Energen Corp.	1.8
4.	EQT Corp.	1.7
5.	M&T Bank Corp.	1.7
6.	Expedia, Inc.	1.6
7.	Ball Corp.	1.5
8.	Xcel Energy, Inc.	1.5
9.	CMS Energy Corp.	1.5
10.	Newell Brands, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.1%
Consumer Discretionary	17.0
Real Estate	9.7
Information Technology	9.4
Utilities	8.6
Industrials	7.5
Consumer Staples	5.9
Energy	5.6
Health Care	5.2
Materials	4.7
Short-Term Investment	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		7.86%	12.76%	7.25%
Without Sales Charge		13.83	13.99	7.83
CLASS C SHARES	April 30, 2001
With CDSC**		12.24	13.41	7.28
Without CDSC		13.24	13.41	7.28
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	October 31, 2001	14.12	14.27	8.10
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	November 13, 1997	14.39	14.55	8.37
CLASS R2 SHARES	November 3, 2008	13.53	13.69	7.59
CLASS R3 SHARES	September 9, 2016	13.85	13.99	7.83
CLASS R4 SHARES	September 9, 2016	14.09	14.26	8.10
CLASS R5 SHARES	September 9, 2016	14.34	14.54	8.36
CLASS R6 SHARES	September 9, 2016	14.41	14.55	8.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	0.99%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.49%

Net Assets as of 6/30/17 (In Thousands)	$124,385

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2017. U.S. equity securities, which were not included in the Benchmark, generally outperformed U.S. Treasury bonds during the reporting period. The Fund’s overall security selection in the industrials and materials sectors helped the Fund’s performance relative to the Benchmark, while the Fund’s overall security selection in the energy and consumer discretionary sectors detracted from relative performance.

Leading individual contributors to Fund returns included its short positions in Under Armour Inc. and Frontier Communications Corp. and its long position in Best Buy Co. Shares of Under Armour, an athletics apparel maker, fell after the company posted a quarterly loss. Shares of Frontier Communications, a provider of voice, data and video services, fell after the company reduced its quarterly dividend and reported lower-than-expected earnings. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth.

Leading individual detractors from Fund returns included its short positions in Tesla Inc., Sprint Corp. and Wayfair Inc. Shares of Tesla, a maker of electric cars, rose on continued strong demand for its automobiles. Shares of Sprint, a telecommunications provider, rose on news reports that the company was engaged in merger negotiations. Shares of Wayfair, an online retailer of home furniture, rose after the company reported better-than-expected earnings and raised its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest based on these factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Restaurant Brands International, Inc., (Canada)	1.2%
2.	Amgen, Inc.	1.1
3.	Gilead Sciences, Inc.	1.1
4.	Landstar System, Inc.	1.1
5.	Allergan plc	1.1
6.	Huntsman Corp.	1.1
7.	ManpowerGroup, Inc.	1.1
8.	Regal Beloit Corp.	1.1
9.	Sirius XM Holdings, Inc.	1.1
10.	International Business Machines Corp.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	AMERCO	1.4%
2.	NIKE, Inc., Class B	1.3
3.	Sempra Energy .	1.3
4.	Acuity Brands, Inc.	1.3
5.	Ball Corp.	1.3
6.	Bristol-Myers Squibb Co.	1.2
7.	Zoetis, Inc.	1.2
8.	People’s United Financial, Inc.	1.2
9.	DexCom, Inc.	1.2
10.	Envision Healthcare Corp.	1.2

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.2%
Industrials .	17.1
Consumer Discretionary	14.3
Health Care	12.8
Consumer Staples	5.5
Financials	5.5
Materials	4.4
Utilities	4.0
Real Estate	1.6
Energy	1.5
Telecommunication Services	0.3
Short-Term Investment	10.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	24.8%
Industrials	19.6
Consumer Discretionary	16.1
Health Care	14.5
Financials	7.0
Consumer Staples	5.6
Materials	5.1
Utilities	3.8
Real Estate	1.7
Energy	1.2
Telecommunication Services	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
With Sales Charge*		(4.59)%	(0.51)%	(1.20)%
Without Sales Charge		0.71	0.57	(0.66)
CLASS C SHARES	May 23, 2003
With CDSC**		(0.78)	0.02	(1.31)
Without CDSC		0.22	0.02	(1.31)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 23, 2003	0.99	0.82	(0.42)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)(1)*	18.17%
Russell 3000 Value Index	16.21%

Net Assets as of 6/30/2017 (In Thousands)	$11,058,026

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s underweight position and security selection in the energy sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its underweight position in the information technology sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in General Electric Co. and Berkshire Hathaway Inc. and its overweight position in Delta Air Lines Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Berkshire Hathaway, an investment management company that was not held by the Fund, fell after the company reported lower earnings. Shares of Delta Air Lines, an airline operator, rose after the company raised its annual dividend, unveiled a $5 billion stock repurchase program and forecast profit margin expansion.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc., Loews Corp. and Kroger Co. Shares of AutoZone, an auto parts retailer and distributor, fell after the company reported lower-than-expected earnings and sales. Shares of Loews, an investment management company, fell as the company underperformed its peers and announced a $1.2 billion purchase of Consolidated Container Co. Shares of Kroger, a supermarket chain, fell amid investor expectations that Amazon.com Inc.’s acquisition of Whole Foods Market Inc. would hurt Kroger’s sales and profit margins.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’

view, significant levels of free cash flow. During the reporting period, the Fund’s largest average overweight position remained the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest average underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.5%
2.	Bank of America Corp.	2.6
3.	Pfizer, Inc.	2.3
4.	Capital One Financial Corp.	2.1
5.	Exxon Mobil Corp.	1.9
6.	Delta Air Lines, Inc.	1.9
7.	Loews Corp.	1.8
8.	Johnson & Johnson	1.7
9.	American International Group, Inc.	1.5
10.	PNC Financial Services Group, Inc. (The)	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.6%
Consumer Discretionary	14.4
Health Care	9.8
Energy	7.4
Information Technology	6.6
Industrials	6.4
Consumer Staples	6.2
Real Estate	5.5
Utilities	5.3
Materials	3.9
Telecommunication Services	0.7
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		11.42%	11.96%	6.88%
Without Sales Charge		17.60	13.18	7.45
CLASS C SHARES	February 28, 2005
With CDSC**		15.98	12.61	6.92
Without CDSC		16.98	12.61	6.92
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2005	17.89	13.45	7.72
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	February 28, 2005	18.17	13.74	8.00
CLASS R3 SHARES	September 9, 2016	17.55	13.17	7.45
CLASS R4 SHARES	September 9, 2016	17.90	13.46	7.72
CLASS R5 SHARES	September 9, 2016	18.10	13.73	7.99
CLASS R6 SHARES	September 9, 2016	18.15	13.74	8.00

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all divi-

dends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 15.6%
	Automobiles — 0.7%
142	Tesla, Inc. (a)	51,276

	Distributors — 0.8%
1,721	LKQ Corp. (a)	56,707

	Hotels, Restaurants & Leisure — 3.4%
1,121	Hilton Grand Vacations, Inc. (a)	40,436
1,261	Hilton Worldwide Holdings, Inc.	78,001
1,018	Norwegian Cruise Line Holdings Ltd. (a)	55,251
1,142	Starbucks Corp.	66,613

		240,301

	Household Durables — 2.3%
675	Mohawk Industries, Inc. (a)	163,117

	Internet & Direct Marketing Retail — 7.6%
312	Amazon.com, Inc. (a)	302,210
427	Netflix, Inc. (a)	63,813
66	Priceline Group, Inc. (The) (a)	123,454
617	Wayfair, Inc., Class A (a)	47,466

		536,943

	Multiline Retail — 0.2%
327	Nordstrom, Inc.	15,616

	Specialty Retail — 0.6%
143	Ulta Beauty, Inc. (a)	41,090

	Total Consumer Discretionary	1,105,050

	Consumer Staples — 0.6%
	Beverages — 0.6%
828	Monster Beverage Corp. (a)	41,120

	Energy — 1.3%
	Oil, Gas & Consumable Fuels — 1.3%
415	Concho Resources, Inc. (a)	50,459
479	EOG Resources, Inc.	43,359

	Total Energy	93,818

	Financials — 7.5%
	Banks — 2.3%
684	Comerica, Inc.	50,089
1,182	East West Bancorp, Inc.	69,241
480	First Republic Bank	48,068

		167,398

	Capital Markets — 5.2%
149	BlackRock, Inc.	62,812
3,093	Charles Schwab Corp. (The)	132,880
682	Lazard Ltd., Class A	31,601
628	Nasdaq, Inc.	44,889

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
654	S&P Global, Inc.	95,521

		367,703

	Total Financials	535,101

	Health Care — 14.5%
	Biotechnology — 4.3%
1,354	Exact Sciences Corp. (a)	47,898
859	Gilead Sciences, Inc.	60,793
691	Kite Pharma, Inc. (a)	71,678
193	Sage Therapeutics, Inc. (a)	15,394
531	Spark Therapeutics, Inc. (a)	31,734
580	Vertex Pharmaceuticals, Inc. (a)	74,770

		302,267

	Health Care Equipment & Supplies — 0.5%
40	Intuitive Surgical, Inc. (a)	37,041

	Health Care Providers & Services — 6.0%
1,924	Acadia Healthcare Co., Inc. (a)	95,022
315	Humana, Inc.	75,795
659	Teladoc, Inc. (a)	22,857
1,263	UnitedHealth Group, Inc.	234,186

		427,860

	Health Care Technology — 1.2%
1,699	Evolent Health, Inc., Class A (a)	43,064
704	Veeva Systems, Inc., Class A (a)	43,150

		86,214

	Life Sciences Tools & Services — 0.9%
341	Illumina, Inc. (a)	59,188

	Pharmaceuticals — 1.6%
425	Jazz Pharmaceuticals plc (a)	66,134
990	Revance Therapeutics, Inc. (a)	26,144
4,052	TherapeuticsMD, Inc. (a)	21,352

		113,630

	Total Health Care	1,026,200

	Industrials — 13.8%
	Airlines — 2.1%
974	Delta Air Lines, Inc.	52,332
1,610	Southwest Airlines Co.	100,070

		152,402

	Building Products — 2.3%
1,113	Fortune Brands Home & Security, Inc.	72,631
497	Lennox International, Inc.	91,251

		163,882

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — 3.2%
1,044	Copart, Inc. (a)	33,196
3,040	Waste Connections, Inc., (Canada)	195,840

		229,036

	Electrical Equipment — 0.9%
305	Acuity Brands, Inc.	62,000

	Machinery — 3.7%
373	John Bean Technologies Corp.	36,515
292	Middleby Corp. (The) (a)	35,444
545	Oshkosh Corp.	37,512
627	Stanley Black & Decker, Inc.	88,238
533	WABCO Holdings, Inc. (a)	67,912

		265,621

	Professional Services — 0.8%
391	Equifax, Inc.	53,676

	Road & Rail — 0.8%
565	Old Dominion Freight Line, Inc.	53,854

	Total Industrials	980,471

	Information Technology — 41.3%
	Communications Equipment — 1.3%
384	Arista Networks, Inc. (a)	57,572
289	Palo Alto Networks, Inc. (a)	38,671

		96,243

	Electronic Equipment, Instruments & Components — 2.4%
1,125	Amphenol Corp., Class A	83,062
2,811	Corning, Inc.	84,459

		167,521

	Internet Software & Services — 11.3%
491	Alphabet, Inc., Class C (a)	446,101
1,821	Facebook, Inc., Class A (a)	274,965
1,948	GoDaddy, Inc., Class A (a)	82,613

		803,679

	IT Services — 7.1%
953	Global Payments, Inc.	86,084
993	Mastercard, Inc., Class A	120,612
1,586	PayPal Holdings, Inc. (a)	85,110
1,351	Vantiv, Inc., Class A (a)	85,572
1,363	Visa, Inc., Class A	127,794

		505,172

	Semiconductors & Semiconductor Equipment — 4.7%
1,405	Applied Materials, Inc.	58,036
377	Broadcom Ltd.	87,907
852	Cavium, Inc. (a)	52,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
302	Lam Research Corp.	42,669
626	NVIDIA Corp.	90,451

		332,004

	Software — 9.6%
584	Adobe Systems, Inc. (a)	82,658
1,320	Electronic Arts, Inc. (a)	139,519
573	Guidewire Software, Inc. (a)	39,337
2,265	Microsoft Corp.	156,126
951	salesforce.com, Inc. (a)	82,383
536	ServiceNow, Inc. (a)	56,784
1,678	Snap, Inc., Class A (a)	29,811
993	Splunk, Inc. (a)	56,463
549	Take-Two Interactive Software, Inc. (a)	40,252

		683,333

	Technology Hardware, Storage & Peripherals — 4.9%
2,404	Apple, Inc.	346,188

	Total Information Technology	2,934,140

	Materials — 1.7%
	Construction Materials — 1.7%
699	Eagle Materials, Inc.	64,555
432	Vulcan Materials Co.	54,713

	Total Materials	119,268

	Real Estate — 1.0%
	Real Estate Management & Development — 1.0%
1,963	CBRE Group, Inc., Class A (a)	71,461

	Total Common Stocks (Cost $4,469,007)	6,906,629

Short-Term Investment — 3.5%
	Investment Company — 3.5%
246,532	JPMorgan U.S. Government Money Market Fund, Institutional Class shares, 0.840% (b) (l) (Cost $246,532)	246,532

	Total Investments — 100.8% (Cost $4,715,539)	7,153,161
	Liabilities in Excess of Other Assets — (0.8)%	(55,251)

	NET ASSETS — 100.0%	$7,097,910

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 17.8%
	Auto Components — 0.4%
284	BorgWarner, Inc.	12,034

	Automobiles — 0.6%
15	Tesla, Inc. (a)	5,315
115	Thor Industries, Inc.	11,999

		17,314

	Distributors — 1.0%
134	Genuine Parts Co.	12,393
468	LKQ Corp. (a)	15,427

		27,820

	Diversified Consumer Services — 0.3%
96	Bright Horizons Family Solutions, Inc. (a)	7,412

	Hotels, Restaurants & Leisure — 3.7%
354	Aramark	14,523
363	Hilton Grand Vacations, Inc. (a)	13,073
581	Hilton Worldwide Holdings, Inc.	35,961
50	Marriott International, Inc., Class A	5,015
237	Norwegian Cruise Line Holdings Ltd. (a)	12,893
447	Red Rock Resorts, Inc., Class A	10,515
56	Vail Resorts, Inc.	11,358

		103,338

	Household Durables — 3.1%
275	Mohawk Industries, Inc. (a)	66,524
386	Newell Brands, Inc.	20,724

		87,248

	Internet & Direct Marketing Retail — 1.1%
147	Expedia, Inc.	21,929
131	Wayfair, Inc., Class A (a)	10,102

		32,031

	Media — 1.2%
160	CBS Corp. (Non-Voting), Class B	10,193
226	DISH Network Corp., Class A (a)	14,177
134	Scripps Networks Interactive, Inc., Class A	9,174

		33,544

	Multiline Retail — 1.2%
348	Kohl’s Corp.	13,453
426	Nordstrom, Inc.	20,374

		33,827

	Specialty Retail — 3.5%
20	AutoZone, Inc. (a)	11,569
237	Bed Bath & Beyond, Inc.	7,198
203	Best Buy Co., Inc.	11,644

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
447	Gap, Inc. (The)	9,833
53	O’Reilly Automotive, Inc. (a)	11,659
266	Ross Stores, Inc.	15,362
142	Tiffany & Co.	13,359
56	Ulta Beauty, Inc. (a)	16,062

		96,686

	Textiles, Apparel & Luxury Goods — 1.7%
162	Coach, Inc.	7,688
561	Gildan Activewear, Inc., (Canada)	17,229
133	PVH Corp.	15,229
98	Ralph Lauren Corp.	7,210

		47,356

	Total Consumer Discretionary	498,610

	Consumer Staples — 3.6%
	Beverages — 1.5%
71	Constellation Brands, Inc., Class A	13,749
178	Dr Pepper Snapple Group, Inc.	16,194
54	Molson Coors Brewing Co., Class B	4,673
152	Monster Beverage Corp. (a)	7,541

		42,157

	Food & Staples Retailing — 0.7%
81	Casey’s General Stores, Inc.	8,719
463	Kroger Co. (The)	10,793

		19,512

	Food Products — 0.3%
124	TreeHouse Foods, Inc. (a)	10,132

	Household Products — 0.2%
102	Energizer Holdings, Inc.	4,905

	Personal Products — 0.9%
613	Coty, Inc., Class A	11,507
176	Edgewell Personal Care Co. (a)	13,416

		24,923

	Total Consumer Staples	101,629

	Energy — 4.0%
	Oil, Gas & Consumable Fuels — 4.0%
192	Concho Resources, Inc. (a)	23,297
515	Energen Corp. (a)	25,404
449	EQT Corp.	26,290
488	PBF Energy, Inc., Class A	10,860
294	Range Resources Corp.	6,805
632	Williams Cos., Inc. (The)	19,135

	Total Energy	111,791

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 15.2%
	Banks — 5.6%
420	Citizens Financial Group, Inc.	14,996
133	Comerica, Inc.	9,756
282	East West Bancorp, Inc.	16,531
703	Fifth Third Bancorp	18,249
270	First Republic Bank	27,073
773	Huntington Bancshares, Inc.	10,446
146	M&T Bank Corp.	23,639
81	Signature Bank (a)	11,583
330	SunTrust Banks, Inc.	18,700
128	Zions Bancorp	5,624

		156,597

	Capital Markets — 5.0%
62	Affiliated Managers Group, Inc.	10,234
82	Ameriprise Financial, Inc.	10,425
438	Invesco Ltd.	15,418
233	Lazard Ltd., Class A	10,776
199	Nasdaq, Inc.	14,198
160	Northern Trust Corp.	15,534
159	Raymond James Financial, Inc.	12,738
149	S&P Global, Inc.	21,723
207	T Rowe Price Group, Inc.	15,387
343	TD Ameritrade Holding Corp.	14,754

		141,187

	Consumer Finance — 0.4%
501	Ally Financial, Inc.	10,470

	Insurance — 4.2%
13	Alleghany Corp. (a)	7,712
51	Chubb Ltd.	7,471
352	Hartford Financial Services Group, Inc. (The)	18,522
543	Loews Corp.	25,421
216	Marsh & McLennan Cos., Inc.	16,854
191	Progressive Corp. (The)	8,400
228	Unum Group	10,653
90	WR Berkley Corp.	6,250
410	XL Group Ltd., (Bermuda)	17,950

		119,233

	Total Financials	427,487

	Health Care — 9.5%
	Biotechnology — 2.1%
191	ACADIA Pharmaceuticals, Inc. (a)	5,324
97	BioMarin Pharmaceutical, Inc. (a)	8,809
77	Incyte Corp. (a)	9,708
66	Intercept Pharmaceuticals, Inc. (a)	8,003

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
134	Kite Pharma, Inc. (a)	13,943
91	Vertex Pharmaceuticals, Inc. (a)	11,676

		57,463

	Health Care Equipment & Supplies — 1.1%
207	DENTSPLY SIRONA, Inc.	13,424
75	Edwards Lifesciences Corp. (a)	8,910
9	Intuitive Surgical, Inc. (a)	8,418

		30,752

	Health Care Providers & Services — 4.6%
388	Acadia Healthcare Co., Inc. (a)	19,140
127	AmerisourceBergen Corp.	11,977
139	Centene Corp. (a)	11,135
86	Cigna Corp.	14,389
66	Henry Schein, Inc. (a)	12,006
122	Humana, Inc.	29,400
40	Laboratory Corp. of America Holdings (a)	6,104
398	Premier, Inc., Class A (a)	14,314
98	Universal Health Services, Inc., Class B	11,936

		130,401

	Health Care Technology — 0.4%
200	Veeva Systems, Inc., Class A (a)	12,237

	Life Sciences Tools & Services — 0.8%
125	Illumina, Inc. (a)	21,652

	Pharmaceuticals — 0.5%
92	Jazz Pharmaceuticals plc (a)	14,290

	Total Health Care	266,795

	Industrials — 13.8%
	Aerospace & Defense — 0.3%
151	HEICO Corp., Class A	9,346

	Airlines — 0.8%
350	Southwest Airlines Co.	21,768

	Building Products — 2.1%
544	Fortune Brands Home & Security, Inc.	35,483
123	Lennox International, Inc.	22,614

		58,097

	Commercial Services & Supplies — 2.0%
327	Copart, Inc. (a)	10,396
694	Waste Connections, Inc., (Canada)	44,714

		55,110

	Electrical Equipment — 1.7%
77	Acuity Brands, Inc.	15,673
216	AMETEK, Inc.	13,098

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — continued
109	Hubbell, Inc.	12,293
79	Regal Beloit Corp.	6,439

		47,503

	Industrial Conglomerates — 0.8%
241	Carlisle Cos., Inc.	22,951

	Machinery — 4.2%
284	Fortive Corp.	18,004
120	IDEX Corp.	13,581
107	Middleby Corp. (The) (a)	12,977
164	Oshkosh Corp.	11,324
107	Snap-on, Inc.	16,906
138	Stanley Black & Decker, Inc.	19,421
141	WABCO Holdings, Inc. (a)	17,992
99	Wabtec Corp.	9,086

		119,291

	Professional Services — 0.7%
145	Equifax, Inc.	19,940

	Road & Rail — 0.5%
145	Old Dominion Freight Line, Inc.	13,819

	Trading Companies & Distributors — 0.7%
161	MSC Industrial Direct Co., Inc., Class A	13,817
42	United Rentals, Inc. (a)	4,756

		18,573

	Total Industrials	386,398

	Information Technology — 18.7%
	Communications Equipment — 1.8%
98	Arista Networks, Inc. (a)	14,618
371	CommScope Holding Co., Inc. (a)	14,113
76	Harris Corp.	8,301
103	Palo Alto Networks, Inc. (a)	13,750

		50,782

	Electronic Equipment, Instruments & Components — 4.3%
582	Amphenol Corp., Class A	42,977
222	Arrow Electronics, Inc. (a)	17,446
266	CDW Corp.	16,633
629	Corning, Inc.	18,889
62	IPG Photonics Corp. (a)	9,067
419	Keysight Technologies, Inc. (a)	16,321

		121,333

	Internet Software & Services — 0.8%
434	GoDaddy, Inc., Class A (a)	18,398
312	Match Group, Inc. (a)	5,424

		23,822

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 3.1%
196	Gartner, Inc. (a)	24,257
273	Global Payments, Inc.	24,657
171	Jack Henry & Associates, Inc.	17,712
319	Vantiv, Inc., Class A (a)	20,225

		86,851

	Semiconductors & Semiconductor Equipment — 3.5%
821	Advanced Micro Devices, Inc. (a)	10,241
122	Analog Devices, Inc.	9,460
349	Applied Materials, Inc.	14,421
39	Broadcom Ltd.	9,042
212	Cavium, Inc. (a)	13,153
20	KLA-Tencor Corp.	1,835
132	Lam Research Corp.	18,711
63	NVIDIA Corp.	9,064
384	Teradyne, Inc.	11,526

		97,453

	Software — 5.2%
243	Atlassian Corp. plc, (Australia), Class A (a)	8,538
214	Electronic Arts, Inc. (a)	22,666
170	Guidewire Software, Inc. (a)	11,708
164	Red Hat, Inc. (a)	15,741
176	ServiceNow, Inc. (a)	18,614
271	Splunk, Inc. (a)	15,406
239	Synopsys, Inc. (a)	17,445
206	Take-Two Interactive Software, Inc. (a)	15,080
53	Tyler Technologies, Inc. (a)	9,293
121	Workday, Inc., Class A (a)	11,698

		146,189

	Total Information Technology	526,430

	Materials — 3.6%
	Chemicals — 0.4%
31	Sherwin-Williams Co. (The)	10,811

	Construction Materials — 1.3%
198	Eagle Materials, Inc.	18,281
138	Vulcan Materials Co.	17,469

		35,750

	Containers & Packaging — 1.9%
512	Ball Corp.	21,611
429	Silgan Holdings, Inc.	13,636
342	WestRock Co.	19,363

		54,610

	Total Materials	101,171

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 5.7%
	Equity Real Estate Investment Trusts (REITs) — 4.7%
134	American Campus Communities, Inc.	6,340
229	American Homes 4 Rent, Class A	5,168
66	AvalonBay Communities, Inc.	12,718
92	Boston Properties, Inc.	11,282
481	Brixmor Property Group, Inc.	8,607
27	Essex Property Trust, Inc.	7,039
58	Federal Realty Investment Trust	7,317
265	GGP, Inc.	6,243
82	HCP, Inc.	2,607
538	Kimco Realty Corp.	9,869
348	Outfront Media, Inc.	8,036
218	Park Hotels & Resorts, Inc.	5,881
307	Rayonier, Inc.	8,847
99	Regency Centers Corp.	6,220
136	Vornado Realty Trust	12,805
275	Weyerhaeuser Co.	9,228
76	WP Carey, Inc.	5,044

		133,251

	Real Estate Management & Development — 1.0%
754	CBRE Group, Inc., Class A (a)	27,435

	Total Real Estate	160,686

	Utilities — 4.3%
	Electric Utilities — 1.6%
255	Edison International	19,944
62	Westar Energy, Inc.	3,298
462	Xcel Energy, Inc.	21,205

		44,447

	Gas Utilities — 0.5%
243	National Fuel Gas Co.	13,569

	Multi-Utilities — 2.2%
145	CenterPoint Energy, Inc.	3,976
451	CMS Energy Corp.	20,878
155	Sempra Energy	17,521
321	WEC Energy Group, Inc.	19,728

		62,103

	Total Utilities	120,119

	Total Common Stocks (Cost $1,887,189)	2,701,116

Master Limited Partnership — 0.4%
	Financials — 0.4%
	Capital Markets — 0.4%
274	Oaktree Capital Group LLC (Cost $12,788)	12,768

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.3%
	Investment Company — 4.3%
119,456	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $119,456)	119,456

	Total Investments — 100.9% (Cost $2,019,433)	2,833,340
	Liabilities in Excess of Other Assets — (0.9)%	(24,862)

	NET ASSETS — 100.0%	$2,808,478

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Consumer Discretionary — 18.3%
	Automobiles — 1.2%
32	Tesla, Inc. (a)	11,625
251	Thor Industries, Inc.	26,203

		37,828

	Distributors — 1.1%
1,022	LKQ Corp. (a)	33,681

	Diversified Consumer Services — 0.5%
210	Bright Horizons Family Solutions, Inc. (a)	16,191

	Hotels, Restaurants & Leisure — 5.9%
774	Aramark	31,706
631	Hilton Grand Vacations, Inc. (a)	22,753
813	Hilton Worldwide Holdings, Inc.	50,300
518	Norwegian Cruise Line Holdings Ltd. (a)	28,147
975	Red Rock Resorts, Inc., Class A	22,961
122	Vail Resorts, Inc.	24,786

		180,653

	Household Durables — 2.7%
346	Mohawk Industries, Inc. (a)	83,739

	Internet & Direct Marketing Retail — 0.7%
287	Wayfair, Inc., Class A (a)	22,052

	Media — 0.7%
293	Scripps Networks Interactive, Inc., Class A	20,035

	Multiline Retail — 0.7%
439	Nordstrom, Inc.	20,973

	Specialty Retail — 3.0%
116	O’Reilly Automotive, Inc. (a)	25,476
581	Ross Stores, Inc.	33,546
122	Ulta Beauty, Inc. (a)	35,045

		94,067

	Textiles, Apparel & Luxury Goods — 1.8%
355	Coach, Inc.	16,787
1,224	Gildan Activewear, Inc., (Canada)	37,618

		54,405

	Total Consumer Discretionary	563,624

	Consumer Staples — 1.1%
	Beverages — 0.5%
331	Monster Beverage Corp. (a)	16,468

	Food & Staples Retailing — 0.6%
178	Casey’s General Stores, Inc.	19,033

	Total Consumer Staples	35,501

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.1%
	Oil, Gas & Consumable Fuels — 2.1%
419	Concho Resources, Inc. (a)	50,863
641	Range Resources Corp.	14,860

	Total Energy	65,723

	Financials — 8.7%
	Banks — 3.6%
291	Comerica, Inc.	21,298
616	East West Bancorp, Inc.	36,094
282	First Republic Bank	28,188
176	Signature Bank (a)	25,298

		110,878

	Capital Markets — 5.1%
135	Affiliated Managers Group, Inc.	22,360
508	Lazard Ltd., Class A	23,535
434	Nasdaq, Inc.	31,005
325	S&P Global, Inc.	47,422
749	TD Ameritrade Holding Corp.	32,214

		156,536

	Total Financials	267,414

	Health Care — 13.7%
	Biotechnology — 4.1%
417	ACADIA Pharmaceuticals, Inc. (a)	11,627
212	BioMarin Pharmaceutical, Inc. (a)	19,245
168	Incyte Corp. (a)	21,191
144	Intercept Pharmaceuticals, Inc. (a)	17,479
294	Kite Pharma, Inc. (a)	30,448
198	Vertex Pharmaceuticals, Inc. (a)	25,502

		125,492

	Health Care Equipment & Supplies — 2.2%
452	DENTSPLY SIRONA, Inc.	29,308
165	Edwards Lifesciences Corp. (a)	19,462
20	Intuitive Surgical, Inc. (a)	18,333

		67,103

	Health Care Providers & Services — 4.0%
846	Acadia Healthcare Co., Inc. (a)	41,772
304	Centene Corp. (a)	24,316
117	Humana, Inc.	28,077
868	Premier, Inc., Class A (a)	31,255

		125,420

	Health Care Technology — 0.9%
436	Veeva Systems, Inc., Class A (a)	26,722

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 1.5%
272	Illumina, Inc. (a)	47,280

	Pharmaceuticals — 1.0%
201	Jazz Pharmaceuticals plc (a)	31,204

	Total Health Care	423,221

	Industrials — 19.9%
	Aerospace & Defense — 0.7%
329	HEICO Corp., Class A	20,411

	Airlines — 1.6%
765	Southwest Airlines Co.	47,537

	Building Products — 3.1%
721	Fortune Brands Home & Security, Inc.	47,038
269	Lennox International, Inc.	49,387

		96,425

	Commercial Services & Supplies — 3.9%
714	Copart, Inc. (a)	22,702
1,516	Waste Connections, Inc., (Canada)	97,640

		120,342

	Electrical Equipment — 1.1%
168	Acuity Brands, Inc.	34,197

	Industrial Conglomerates — 0.5%
174	Carlisle Cos., Inc.	16,593

	Machinery — 6.3%
621	Fortive Corp.	39,308
233	Middleby Corp. (The) (a)	28,330
359	Oshkosh Corp.	24,735
301	Stanley Black & Decker, Inc.	42,416
308	WABCO Holdings, Inc. (a)	39,286
217	Wabtec Corp.	19,846

		193,921

	Professional Services — 1.4%
317	Equifax, Inc.	43,535

	Road & Rail — 1.0%
317	Old Dominion Freight Line, Inc.	30,182

	Trading Companies & Distributors — 0.3%
92	United Rentals, Inc. (a)	10,381

	Total Industrials	613,524

	Information Technology — 27.9%
	Communications Equipment — 2.6%
213	Arista Networks, Inc. (a)	31,938
166	Harris Corp.	18,126
224	Palo Alto Networks, Inc. (a)	30,016

		80,080

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 3.9%
801	Amphenol Corp., Class A	59,095
1,373	Corning, Inc.	41,247
136	IPG Photonics Corp. (a)	19,779

		120,121

	Internet Software & Services — 1.3%
947	GoDaddy, Inc., Class A (a)	40,176

	IT Services — 4.9%
429	Gartner, Inc. (a)	52,983
596	Global Payments, Inc.	53,839
697	Vantiv, Inc., Class A (a)	44,170

		150,992

	Semiconductors & Semiconductor Equipment — 6.1%
1,792	Advanced Micro Devices, Inc. (a)	22,360
762	Applied Materials, Inc.	31,486
85	Broadcom Ltd.	19,724
462	Cavium, Inc. (a)	28,716
289	Lam Research Corp.	40,858
137	NVIDIA Corp.	19,776
838	Teradyne, Inc.	25,168

		188,088

	Software — 9.1%
530	Atlassian Corp. plc, (Australia), Class A (a)	18,642
468	Electronic Arts, Inc. (a)	49,499
372	Guidewire Software, Inc. (a)	25,562
359	Red Hat, Inc. (a)	34,374
383	ServiceNow, Inc. (a)	40,648
591	Splunk, Inc. (a)	33,641
449	Take-Two Interactive Software, Inc. (a)	32,933
115	Tyler Technologies, Inc. (a)	20,273
263	Workday, Inc., Class A (a)	25,541

		281,113

	Total Information Technology	860,570

	Materials — 2.5%
	Construction Materials — 2.5%
432	Eagle Materials, Inc.	39,909
301	Vulcan Materials Co.	38,139

	Total Materials	78,048

	Real Estate — 1.3%
	Real Estate Management & Development — 1.3%
1,107	CBRE Group, Inc., Class A (a)	40,292

	Total Common Stocks (Cost $2,233,608)	2,947,917

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Master Limited Partnership — 0.9%
	Financials — 0.9%
	Capital Markets — 0.9%
598	Oaktree Capital Group LLC (Cost $28,393)	27,876

Short-Term Investment — 4.5%
	Investment Company — 4.5%
139,641	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $139,641)	139,641

	Total Investments — 100.9% (Cost $2,401,642)	3,115,434
	Liabilities in Excess of Other Assets — (0.9)%	(27,156)

	NET ASSETS — 100.0%	$3,088,278

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Consumer Discretionary — 17.0%
	Auto Components — 0.9%
3,717	BorgWarner, Inc.	157,455

	Distributors — 0.9%
1,746	Genuine Parts Co.	161,957

	Hotels, Restaurants & Leisure — 1.5%
962	Hilton Grand Vacations, Inc. (a)	34,683
2,743	Hilton Worldwide Holdings, Inc.	169,668
659	Marriott International, Inc., Class A	66,137

		270,488

	Household Durables — 3.5%
1,528	Mohawk Industries, Inc. (a)	369,296
5,070	Newell Brands, Inc.	271,834

		641,130

	Internet & Direct Marketing Retail — 1.5%
1,915	Expedia, Inc.	285,283

	Media — 1.7%
2,101	CBS Corp. (Non-Voting), Class B	133,989
2,965	DISH Network Corp., Class A (a)	186,101

		320,090

	Multiline Retail — 1.7%
4,568	Kohl’s Corp.	176,648
2,944	Nordstrom, Inc.	140,800

		317,448

	Specialty Retail — 3.8%
265	AutoZone, Inc. (a)	150,990
3,115	Bed Bath & Beyond, Inc.	94,687
2,668	Best Buy Co., Inc.	152,942
5,793	Gap, Inc. (The)	127,379
1,861	Tiffany & Co.	174,703

		700,701

	Textiles, Apparel & Luxury Goods — 1.5%
1,746	PVH Corp.	199,934
1,012	Ralph Lauren Corp.	74,672

		274,606

	Total Consumer Discretionary	3,129,158

	Consumer Staples — 5.9%
	Beverages — 2.5%
932	Constellation Brands, Inc., Class A	180,549
2,333	Dr Pepper Snapple Group, Inc.	212,520
713	Molson Coors Brewing Co., Class B	61,599

		454,668

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.8%
6,076	Kroger Co. (The)	141,700

	Food Products — 0.7%
1,630	TreeHouse Foods, Inc. (a)	133,194

	Household Products — 0.4%
1,347	Energizer Holdings, Inc.	64,673

	Personal Products — 1.5%
5,869	Coty, Inc., Class A	110,106
2,289	Edgewell Personal Care Co. (a)	173,981

		284,087

	Total Consumer Staples	1,078,322

	Energy — 5.6%
	Oil, Gas & Consumable Fuels — 5.6%
6,746	Energen Corp. (a)	333,028
5,307	EQT Corp.	310,962
6,384	PBF Energy, Inc., Class A	142,100
8,268	Williams Cos., Inc. (The)	250,367

	Total Energy	1,036,457

	Financials — 22.0%
	Banks — 7.5%
5,305	Citizens Financial Group, Inc.	189,299
9,225	Fifth Third Bancorp	239,480
1,869	First Republic Bank	187,060
10,157	Huntington Bancshares, Inc.	137,318
1,905	M&T Bank Corp.	308,482
4,326	SunTrust Banks, Inc.	245,367
1,681	Zions Bancorp	73,815

		1,380,821

	Capital Markets — 5.0%
1,076	Ameriprise Financial, Inc.	137,017
5,752	Invesco Ltd.	202,401
2,088	Northern Trust Corp.	202,961
2,086	Raymond James Financial, Inc.	167,339
2,722	T Rowe Price Group, Inc.	201,989

		911,707

	Consumer Finance — 0.7%
6,515	Ally Financial, Inc.	136,161

	Insurance — 8.5%
171	Alleghany Corp. (a)	101,490
676	Chubb Ltd.	98,333
4,736	Hartford Financial Services Group, Inc. (The)	248,964
7,121	Loews Corp.	333,321
2,837	Marsh & McLennan Cos., Inc.	221,172

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
2,506	Progressive Corp. (The)	110,509
3,002	Unum Group	140,003
1,190	WR Berkley Corp.	82,345
5,377	XL Group Ltd., (Bermuda)	235,523

		1,571,660

	Mortgage Real Estate Investment Trusts (REITs) — 0.3%
2,341	Starwood Property Trust, Inc.	52,420

	Total Financials	4,052,769

	Health Care — 5.2%
	Health Care Providers & Services — 5.2%
1,664	AmerisourceBergen Corp.	157,322
1,129	Cigna Corp.	188,923
851	Henry Schein, Inc. (a)	155,791
898	Humana, Inc.	216,036
522	Laboratory Corp. of America Holdings (a)	80,489
1,276	Universal Health Services, Inc., Class B	155,767

	Total Health Care	954,328

	Industrials — 7.5%
	Building Products — 1.0%
2,806	Fortune Brands Home & Security, Inc.	183,076

	Electrical Equipment — 2.2%
2,830	AMETEK, Inc.	171,387
1,427	Hubbell, Inc.	161,441
1,040	Regal Beloit Corp.	84,816

		417,644

	Industrial Conglomerates — 1.1%
2,112	Carlisle Cos., Inc.	201,512

	Machinery — 2.2%
1,578	IDEX Corp.	178,333
1,404	Snap-on, Inc.	221,845

		400,178

	Trading Companies & Distributors — 1.0%
2,110	MSC Industrial Direct Co., Inc., Class A	181,403

	Total Industrials	1,383,813

	Information Technology — 9.4%
	Communications Equipment — 1.0%
4,872	CommScope Holding Co., Inc. (a)	185,285

	Electronic Equipment, Instruments & Components — 4.7%
2,829	Amphenol Corp., Class A	208,809
2,919	Arrow Electronics, Inc. (a)	228,932
3,491	CDW Corp.	218,289
5,502	Keysight Technologies, Inc. (a)	214,188

		870,218

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 0.4%
4,113	Match Group, Inc. (a)	71,482

	IT Services — 1.3%
2,231	Jack Henry & Associates, Inc.	231,745

	Semiconductors & Semiconductor Equipment — 0.8%
1,598	Analog Devices, Inc.	124,359
262	KLA-Tencor Corp.	24,010

		148,369

	Software — 1.2%
3,130	Synopsys, Inc. (a)	228,251

	Total Information Technology	1,735,350

	Materials — 4.7%
	Chemicals — 0.8%
405	Sherwin-Williams Co. (The)	142,054

	Containers & Packaging — 3.9%
6,715	Ball Corp.	283,447
5,634	Silgan Holdings, Inc.	179,035
4,484	WestRock Co.	254,036

		716,518

	Total Materials	858,572

	Real Estate — 9.7%
	Equity Real Estate Investment Trusts (REITs) — 9.1%
1,766	American Campus Communities, Inc.	83,520
3,020	American Homes 4 Rent, Class A	68,167
869	AvalonBay Communities, Inc.	167,018
1,205	Boston Properties, Inc.	148,225
6,331	Brixmor Property Group, Inc.	113,203
360	Essex Property Trust, Inc.	92,649
755	Federal Realty Investment Trust	95,422
3,492	GGP, Inc.	82,278
1,084	HCP, Inc.	34,655
6,056	Kimco Realty Corp.	111,127
4,573	Outfront Media, Inc.	105,731
2,875	Park Hotels & Resorts, Inc.	77,521
4,044	Rayonier, Inc.	116,346
1,308	Regency Centers Corp.	81,964
1,791	Vornado Realty Trust	168,168
3,622	Weyerhaeuser Co.	121,334

		1,667,328

	Real Estate Management & Development — 0.6%
3,245	CBRE Group, Inc., Class A (a)	118,108

	Total Real Estate	1,785,436

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 8.6%
	Electric Utilities — 3.2%
3,346	Edison International	261,591
824	Westar Energy, Inc.	43,693
6,062	Xcel Energy, Inc.	278,106

		583,390

	Gas Utilities — 1.0%
3,179	National Fuel Gas Co.	177,543

	Multi-Utilities — 4.4%
1,900	CenterPoint Energy, Inc.	52,016
5,921	CMS Energy Corp.	273,841
2,033	Sempra Energy	229,250
4,205	WEC Energy Group, Inc.	258,126

		813,233

	Total Utilities	1,574,166

	Total Common Stocks (Cost $11,362,606)	17,588,371

Short-Term Investment — 4.3%
	Investment Company — 4.3%
795,573	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $795,573)	795,573

	Total Investments — 99.9% (Cost $12,158,179)	18,383,944
	Other Assets in Excess of Liabilities — 0.1%	19,068

	NET ASSETS — 100.0%	$18,403,012

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.5%
Common Stocks — 89.7%
		Consumer Discretionary — 14.3%
		Automobiles — 0.5%
19		General Motors Co.	680

		Hotels, Restaurants & Leisure — 4.4%
11		Darden Restaurants, Inc.	1,002
14		Dunkin’ Brands Group, Inc.	747
44		International Game Technology plc	796
24		Restaurant Brands International, Inc., (Canada)	1,470
60		Wendy’s Co. (The)	926
5		Wyndham Worldwide Corp.	530

			5,471

		Household Durables — 2.3%
18		DR Horton, Inc. (j)	605
9		Lennar Corp., Class A	460
—	(h)	NVR, Inc. (a) (j)	542
17		Tupperware Brands Corp.	1,212

			2,819

		Media — 2.5%
16		CBS Corp. (Non-Voting), Class B	998
14		Sinclair Broadcast Group, Inc., Class A	474
241		Sirius XM Holdings, Inc.	1,318
23		TEGNA, Inc.	331

			3,121

		Multiline Retail — 0.9%
28		Kohl’s Corp.	1,094

		Specialty Retail — 2.5%
11		Bed Bath & Beyond, Inc.	347
20		Best Buy Co., Inc. (j)	1,168
119		Staples, Inc. (j)	1,196
4		Tiffany & Co.	387

			3,098

		Textiles, Apparel & Luxury Goods — 1.2%
12		Michael Kors Holdings Ltd. (a)	428
10		PVH Corp.	1,122

			1,550

		Total Consumer Discretionary	17,833

		Consumer Staples — 5.6%
		Food & Staples Retailing — 1.4%
7		Sysco Corp. (j)	374
17		Wal-Mart Stores, Inc.	1,303

			1,677

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 3.1%
11		Conagra Brands, Inc.	386
4		JM Smucker Co. (The)	462
55		Pilgrim’s Pride Corp. (a) (j)	1,196
—	(h)	Seaboard Corp.	599
19		Tyson Foods, Inc., Class A	1,218

			3,861

		Household Products — 0.2%
6		Energizer Holdings, Inc.	296

		Personal Products — 0.9%
18		Nu Skin Enterprises, Inc., Class A (j)	1,111

		Total Consumer Staples	6,945

		Energy — 1.5%
		Energy Equipment & Services — 0.8%
10		National Oilwell Varco, Inc.	342
18		Oceaneering International, Inc.	419
10		TechnipFMC plc, (United Kingdom) (a)	281

			1,042

		Oil, Gas & Consumable Fuels — 0.7%
26		Devon Energy Corp.	837

		Total Energy	1,879

		Financials — 5.5%
		Banks — 2.7%
9		BOK Financial Corp.	730
18		Citizens Financial Group, Inc.	658
22		Popular, Inc., (Puerto Rico)	911
25		Synovus Financial Corp.	1,119

			3,418

		Capital Markets — 1.1%
4		Morgan Stanley	157
11		MSCI, Inc.	1,162

			1,319

		Consumer Finance — 0.4%
33		Navient Corp.	548

		Diversified Financial Services — 0.3%
11		Voya Financial, Inc.	388

		Mortgage Real Estate Investment Trusts (REITs) — 0.5%
59		Two Harbors Investment Corp.	580

		Thrifts & Mortgage Finance — 0.5%
54		MGIC Investment Corp. (a)	610

		Total Financials	6,863

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Health Care — 12.8%
	Biotechnology — 3.6%
8	Amgen, Inc. (j)	1,426
2	Biogen, Inc. (a)	556
20	Gilead Sciences, Inc. (j)	1,396
9	United Therapeutics Corp. (a)	1,127

		4,505

	Health Care Equipment & Supplies — 1.3%
4	Hill-Rom Holdings, Inc.	348
28	Hologic, Inc. (a) (j)	1,255

		1,603

	Health Care Providers & Services — 4.9%
8	Aetna, Inc.	1,169
4	Centene Corp. (a)	313
12	Express Scripts Holding Co. (a) (j)	769
5	Humana, Inc.	1,155
3	McKesson Corp.	424
4	Molina Healthcare, Inc. (a)	277
6	Quest Diagnostics, Inc.	706
7	WellCare Health Plans, Inc. (a)	1,239

		6,052

	Pharmaceuticals — 3.0%
6	Allergan plc	1,349
32	Endo International plc (a)	355
24	Horizon Pharma plc (a)	288
21	Mallinckrodt plc (a)	924
26	Pfizer, Inc.	871

		3,787

	Total Health Care	15,947

	Industrials — 17.2%
	Aerospace & Defense — 1.9%
6	Boeing Co. (The) (j)	1,122
13	Curtiss-Wright Corp.	1,230

		2,352

	Airlines — 2.6%
6	American Airlines Group, Inc.	301
7	Copa Holdings SA, (Panama), Class A	848
19	Delta Air Lines, Inc.	1,005
15	United Continental Holdings, Inc. (a)	1,099

		3,253

	Commercial Services & Supplies — 0.7%
60	Pitney Bowes, Inc. (j)	899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.0%
23	Jacobs Engineering Group, Inc.	1,255

	Electrical Equipment — 2.4%
16	EnerSys	1,136
16	Regal Beloit Corp.	1,327
3	Rockwell Automation, Inc.	506

		2,969

	Machinery — 4.1%
7	AGCO Corp.	443
31	Allison Transmission Holdings, Inc. (j)	1,165
5	Cummins, Inc.	864
1	Deere & Co.	65
18	Donaldson Co., Inc.	832
8	Parker-Hannifin Corp.	1,243
10	Timken Co. (The)	469

		5,081

	Professional Services — 1.1%
12	ManpowerGroup, Inc.	1,328

	Road & Rail — 1.4%
16	Landstar System, Inc.	1,359
16	Swift Transportation Co. (a)	419

		1,778

	Trading Companies & Distributors — 2.0%
11	United Rentals, Inc. (a) (j)	1,217
21	WESCO International, Inc. (a)	1,188

		2,405

	Total Industrials	21,320

	Information Technology — 22.3%
	Communications Equipment — 0.9%
6	CommScope Holding Co., Inc. (a)	241
7	F5 Networks, Inc. (a)	861

		1,102

	Electronic Equipment, Instruments & Components — 0.7%
14	Corning, Inc. (j)	409
5	Zebra Technologies Corp., Class A (a)	510

		919

	Internet Software & Services — 1.1%
9	eBay, Inc. (a) (j)	326
4	j2 Global, Inc.	351
8	VeriSign, Inc. (a) (j)	718

		1,395

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	IT Services — 5.5%
11	CSRA, Inc.	347
16	DXC Technology Co.	1,222
65	First Data Corp., Class A (a)	1,177
8	International Business Machines Corp. (j)	1,304
4	Science Applications International Corp.	311
42	Teradata Corp. (a)	1,229
65	Western Union Co. (The)	1,232

		6,822

	Semiconductors & Semiconductor Equipment — 2.9%
17	Applied Materials, Inc.	698
9	Lam Research Corp. (j)	1,249
35	Marvell Technology Group Ltd., (Bermuda)	580
26	ON Semiconductor Corp. (a)	360
23	Teradyne, Inc.	699

		3,586

	Software — 7.4%
6	Aspen Technology, Inc. (a)	337
11	Autodesk, Inc. (a)	1,059
35	Cadence Design Systems, Inc. (a)	1,175
14	Citrix Systems, Inc. (a)	1,144
60	Nuance Communications, Inc. (a) (j)	1,038
22	Oracle Corp.	1,123
9	Red Hat, Inc. (a)	852
14	Take-Two Interactive Software, Inc. (a)	1,058
12	TiVo Corp.	232
13	VMware, Inc., Class A (a)	1,161

		9,179

	Technology Hardware, Storage & Peripherals — 3.8%
3	Apple, Inc.	461
67	HP, Inc. (j)	1,171
22	NCR Corp. (a)	903
22	NetApp, Inc. (j)	874
16	Seagate Technology plc	629
7	Western Digital Corp.	598
4	Xerox Corp.	121

		4,757

	Total Information Technology	27,760

	Materials — 4.5%
	Chemicals — 1.7%
8	Cabot Corp. (j)	438
52	Huntsman Corp. (j)	1,337
4	LyondellBasell Industries NV, Class A	336

		2,111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 1.3%
6	Berry Global Group, Inc. (a)	342
4	Packaging Corp. of America	465
15	WestRock Co.	860

		1,667

	Metals & Mining — 1.5%
15	Alcoa Corp.	493
34	Steel Dynamics, Inc.	1,212
4	United States Steel Corp.	90

		1,795

	Total Materials	5,573

	Real Estate — 1.6%
	Equity Real Estate Investment Trusts (REITs) — 1.6%
29	American Homes 4 Rent, Class A	651
17	Equity Commonwealth (a)	525
8	GEO Group, Inc. (The)	237
66	VEREIT, Inc.	540

	Total Real Estate	1,953

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.1%
5	CenturyLink, Inc.	123

	Wireless Telecommunication Services — 0.2%
32	Sprint Corp. (a) (j)	259

	Total Telecommunication Services	382

	Utilities — 4.1%
	Electric Utilities — 0.5%
19	FirstEnergy Corp.	565

	Independent Power and Renewable Electricity Producers — 1.9%
112	AES Corp.	1,244
62	NRG Energy, Inc.	1,063

		2,307

	Multi-Utilities — 1.7%
34	CenterPoint Energy, Inc.	941
47	MDU Resources Group, Inc.	1,237

		2,178

	Total Utilities	5,050

	Total Common Stocks (Cost $93,859)	111,505

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Short-Term Investment — 10.8%
	Investment Company — 10.8%
13,435	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $13,435)	13,435

	Total Investments — 100.5% (Cost $107,294)	124,940
	Liabilities in Excess of Other Assets — (0.5)%	(555)

	NET ASSETS — 100.0%	$124,385

Short Positions — 87.9%
Common Stocks — 87.9%
	Consumer Discretionary — 14.2%
	Automobiles — 0.9%
3	Tesla, Inc. (a)	1,166

	Diversified Consumer Services — 1.9%
15	Bright Horizons Family Solutions, Inc. (a)	1,148
31	ServiceMaster Global Holdings, Inc. (a)	1,227

		2,375

	Hotels, Restaurants & Leisure — 2.4%
3	Chipotle Mexican Grill, Inc. (a)	1,176
19	Starbucks Corp.	1,089
13	Texas Roadhouse, Inc.	652

		2,917

	Internet & Direct Marketing Retail — 1.0%
5	Netflix, Inc. (a)	803
7	TripAdvisor, Inc. (a)	271
2	Wayfair, Inc., Class A (a)	150

		1,224

	Leisure Products — 0.6%
8	Polaris Industries, Inc.	719

	Media — 2.3%
42	AMC Entertainment Holdings, Inc., Class A	960
4	Charter Communications, Inc., Class A (a)	1,191
4	Madison Square Garden Co. (The), Class A (a)	753

		2,904

	Specialty Retail — 2.5%
3	Advance Auto Parts, Inc.	367
10	L Brands, Inc.	519
18	Murphy USA, Inc. (a)	1,299
3	TJX Cos., Inc. (The)	229
14	Tractor Supply Co.	737

		3,151

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 2.6%
24	NIKE, Inc., Class B	1,431
52	Under Armour, Inc., Class A (a)	1,137
11	VF Corp.	616

		3,184

	Total Consumer Discretionary	17,640

	Consumer Staples — 4.9%
	Beverages — 1.8%
22	Brown-Forman Corp., Class B	1,069
6	Constellation Brands, Inc., Class A	1,177

		2,246

	Food & Staples Retailing — 0.8%
10	Casey’s General Stores, Inc.	1,069

	Food Products — 1.0%
6	Kraft Heinz Co. (The)	516
22	Snyder’s-Lance, Inc.	745

		1,261

	Personal Products — 1.3%
60	Coty, Inc., Class A	1,127
5	Estee Lauder Cos., Inc. (The), Class A	442

		1,569

	Total Consumer Staples	6,145

	Energy — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
18	EQT Corp.	1,025
51	Kosmos Energy Ltd., (Ghana) (a)	328

	Total Energy	1,353

	Financials — 6.2%
	Banks — 1.1%
76	People’s United Financial, Inc.	1,345

	Capital Markets — 1.9%
15	Artisan Partners Asset Management, Inc., Class A	457
5	CME Group, Inc.	579
21	Federated Investors, Inc., Class B	601
20	Interactive Brokers Group, Inc., Class A	752

		2,389

	Consumer Finance — 0.3%
14	OneMain Holdings, Inc. (a)	347

	Insurance — 1.0%
2	Cincinnati Financial Corp.	170
1	Markel Corp. (a)	1,049

		1,219

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Thrifts & Mortgage Finance — 1.9%
92	New York Community Bancorp, Inc.	1,207
75	TFS Financial Corp.	1,162

		2,369

	Total Financials	7,669

	Health Care — 12.7%
	Biotechnology — 2.9%
12	ACADIA Pharmaceuticals, Inc. (a)	341
3	Alnylam Pharmaceuticals, Inc. (a)	267
4	BioMarin Pharmaceutical, Inc. (a)	329
4	Bluebird Bio, Inc. (a)	402
3	Intercept Pharmaceuticals, Inc. (a)	312
12	Juno Therapeutics, Inc. (a)	355
73	OPKO Health, Inc. (a)	482
3	Puma Biotechnology, Inc. (a)	260
1	Regeneron Pharmaceuticals, Inc. (a)	700
4	Seattle Genetics, Inc. (a)	216

		3,664

	Health Care Equipment & Supplies — 1.2%
3	DENTSPLY SIRONA, Inc.	204
18	DexCom, Inc. (a)	1,332

		1,536

	Health Care Providers & Services — 5.4%
26	Acadia Healthcare Co., Inc. (a)	1,273
21	Envision Healthcare Corp. (a)	1,329
7	Henry Schein, Inc. (a)	1,199
15	LifePoint Health, Inc. (a)	1,006
21	Patterson Cos., Inc.	1,002
44	Tenet Healthcare Corp. (a)	841

		6,650

	Health Care Technology — 0.1%
1	athenahealth, Inc. (a)	151

	Pharmaceuticals — 3.1%
10	Akorn, Inc. (a)	325
24	Bristol-Myers Squibb Co.	1,356
16	Catalent, Inc. (a)	552
6	Medicines Co. (The) (a)	226
22	Zoetis, Inc.	1,346

		3,805

	Total Health Care	15,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 17.2%
	Aerospace & Defense — 1.8%
23	Hexcel Corp.	1,193
4	TransDigm Group, Inc.	1,022

		2,215

	Airlines — 0.4%
11	Spirit Airlines, Inc. (a)	544

	Building Products — 1.0%
27	Armstrong World Industries, Inc. (a)	1,234

	Commercial Services & Supplies — 1.0%
80	Covanta Holding Corp.	1,054
3	Rollins, Inc.	130

		1,184

	Construction & Engineering — 1.0%
81	KBR, Inc.	1,238

	Electrical Equipment — 1.1%
7	Acuity Brands, Inc.	1,418

	Industrial Conglomerates — 1.5%
12	Carlisle Cos., Inc.	1,164
25	General Electric Co.	678

		1,842

	Machinery — 4.0%
14	Flowserve Corp.	672
11	ITT, Inc.	436
1	Middleby Corp. (The) (a)	88
8	Snap-on, Inc.	1,228
32	Trinity Industries, Inc.	901
6	Wabtec Corp.	540
19	Xylem, Inc.	1,059

		4,924

	Marine — 0.6%
12	Kirby Corp. (a)	792

	Professional Services — 0.3%
7	IHS Markit Ltd. (a)	320

	Road & Rail — 2.6%
4	AMERCO	1,483
12	Genesee & Wyoming, Inc., Class A (a)	790
6	Old Dominion Freight Line, Inc.	581
5	Ryder System, Inc.	390

		3,244

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Trading Companies & Distributors — 1.9%
26	Fastenal Co.	1,147
8	Watsco, Inc.	1,268

		2,415

	Total Industrials	21,370

	Information Technology — 21.8%
	Communications Equipment — 0.9%
17	ViaSat, Inc. (a)	1,148

	Electronic Equipment, Instruments & Components — 4.4%
17	Amphenol Corp., Class A	1,253
2	Coherent, Inc. (a)	394
6	Littelfuse, Inc.	974
33	National Instruments Corp.	1,317
8	Universal Display Corp.	819
39	VeriFone Systems, Inc. (a)	697

		5,454

	Internet Software & Services — 2.6%
2	CoStar Group, Inc. (a)	422
5	Facebook, Inc., Class A (a)	728
133	Pandora Media, Inc. (a)	1,186
20	Twilio, Inc., Class A (a)	586
12	Yelp, Inc. (a)	346

		3,268

	IT Services — 4.5%
16	Broadridge Financial Solutions, Inc.	1,196
1	Cognizant Technology Solutions Corp., Class A	83
21	Genpact Ltd.	591
9	Jack Henry & Associates, Inc.	919
12	Paychex, Inc.	697
41	Sabre Corp.	882
12	WEX, Inc. (a)	1,246

		5,614

	Semiconductors & Semiconductor Equipment — 3.1%
65	Advanced Micro Devices, Inc. (a)	807
19	Cavium, Inc. (a)	1,159
4	First Solar, Inc. (a)	168
8	MACOM Technology Solutions Holdings, Inc. (a)	422
13	Monolithic Power Systems, Inc.	1,241

		3,797

	Software — 6.3%
10	Blackbaud, Inc.	890
11	Ellie Mae, Inc. (a)	1,209

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
57	FireEye, Inc. (a)	872
17	Guidewire Software, Inc. (a)	1,142
14	salesforce.com, Inc. (a)	1,173
2	ServiceNow, Inc. (a)	231
5	Splunk, Inc. (a)	256
4	Tableau Software, Inc., Class A (a)	236
4	Tyler Technologies, Inc. (a)	698
5	Ultimate Software Group, Inc. (The) (a)	1,129

		7,836

	Total Information Technology	27,117

	Materials — 4.5%
	Chemicals — 1.1%
5	Air Products & Chemicals, Inc.	728
24	CF Industries Holdings, Inc.	671

		1,399

	Construction Materials — 0.2%
2	Vulcan Materials Co.	288

	Containers & Packaging — 1.2%
33	Ball Corp.	1,407

	Metals & Mining — 2.0%
19	Compass Minerals International, Inc.	1,219
5	Royal Gold, Inc.	405
11	Southern Copper Corp., (Peru)	375
51	Tahoe Resources, Inc.	440

		2,439

	Total Materials	5,533

	Real Estate — 1.5%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
16	Life Storage, Inc.	1,213

	Real Estate Management & Development — 0.5%
5	Jones Lang LaSalle, Inc.	672

	Total Real Estate	1,885

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
24	Telephone & Data Systems, Inc.	674

	Utilities — 3.3%
	Electric Utilities — 0.6%
28	Great Plains Energy, Inc.	812

	Gas Utilities — 0.5%
8	Atmos Energy Corp.	626

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Multi-Utilities — 2.2%
16	Dominion Energy, Inc.	1,262
13	Sempra Energy	1,424

		2,686

	Total Utilities	4,124

	Total Securities Sold Short (Proceeds $106,878)	$109,316

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	E-mini S&P 500 Index	09/15/17	USD	$(847)	$5
(9)	E-mini S&P MidCap 400 Index	09/15/17	USD	(1,572)	8

					$13

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 14.4%
	Distributors — 0.7%
862	Genuine Parts Co.	79,963

	Hotels, Restaurants & Leisure — 1.8%
1,425	Brinker International, Inc.	54,299
1,145	Hilton Worldwide Holdings, Inc.	70,800
3,964	La Quinta Holdings, Inc. (a)	58,549
719	Red Rock Resorts, Inc., Class A	16,940

		200,588

	Household Durables — 0.5%
956	Newell Brands, Inc.	51,251

	Internet & Direct Marketing Retail — 0.9%
668	Expedia, Inc.	99,571

	Media — 5.0%
1,551	CBS Corp. (Non-Voting), Class B	98,893
266	Charter Communications, Inc., Class A (a)	89,463
3,612	Clear Channel Outdoor Holdings, Inc., Class A	17,519
2,416	DISH Network Corp., Class A (a)	151,616
2,996	Entercom Communications Corp., Class A	31,009
1,078	Nexstar Media Group, Inc., Class A	64,494
1,228	Sinclair Broadcast Group, Inc., Class A	40,411
598	Time Warner, Inc.	60,055

		553,460

	Multiline Retail — 0.8%
2,219	Kohl’s Corp.	85,825

	Specialty Retail — 3.8%
153	AutoZone, Inc. (a)	87,201
1,459	Bed Bath & Beyond, Inc.	44,362
981	Best Buy Co., Inc.	56,268
1,744	Gap, Inc. (The)	38,341
503	Home Depot, Inc. (The)	77,117
692	Murphy USA, Inc. (a)	51,256
724	Tiffany & Co.	67,980

		422,525

	Textiles, Apparel & Luxury Goods — 0.9%
1,129	Columbia Sportswear Co.	65,574
1,404	Hanesbrands, Inc.	32,523

		98,097

	Total Consumer Discretionary	1,591,280

	Consumer Staples — 6.2%
	Beverages — 1.4%
787	Dr Pepper Snapple Group, Inc.	71,692
893	Molson Coors Brewing Co., Class B	77,142

		148,834

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.8%
1,044	CVS Health Corp.	84,022
2,507	Kroger Co. (The)	58,460
730	Walgreens Boots Alliance, Inc.	57,182

		199,664

	Food Products — 1.3%
946	Post Holdings, Inc. (a)	73,433
913	TreeHouse Foods, Inc. (a)	74,559

		147,992

	Household Products — 1.2%
455	Energizer Holdings, Inc.	21,867
1,262	Procter & Gamble Co. (The)	109,960

		131,827

	Personal Products — 0.5%
2,976	Coty, Inc., Class A	55,824

	Total Consumer Staples	684,141

	Energy — 7.4%
	Oil, Gas & Consumable Fuels — 7.4%
1,716	Apache Corp.	82,224
1,833	ConocoPhillips	80,586
1,451	EQT Corp.	84,990
2,559	Exxon Mobil Corp.	206,549
4,452	Kinder Morgan, Inc.	85,296
1,689	Marathon Petroleum Corp.	88,386
710	Occidental Petroleum Corp.	42,484
2,433	PBF Energy, Inc., Class A	54,169
1,122	Phillips 66	92,760

	Total Energy	817,444

	Financials — 30.6%
	Banks — 14.8%
11,852	Bank of America Corp.	287,534
2,144	Citigroup, Inc.	143,413
3,331	Citizens Financial Group, Inc.	118,865
2,658	Fifth Third Bancorp	68,990
709	First Republic Bank	70,957
923	M&T Bank Corp.	149,418
1,332	PNC Financial Services Group, Inc. (The)	166,287
2,255	SunTrust Banks, Inc.	127,879
2,235	US Bancorp	116,036
6,994	Wells Fargo & Co.	387,544

		1,636,923

	Capital Markets — 3.8%
1,891	Charles Schwab Corp. (The)	81,250
1,661	Invesco Ltd.	58,449

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
1,690	Morgan Stanley	75,286
784	Northern Trust Corp.	76,218
1,821	T Rowe Price Group, Inc.	135,102

		426,305

	Consumer Finance — 2.8%
3,654	Ally Financial, Inc.	76,375
2,831	Capital One Financial Corp.	233,897

		310,272

	Insurance — 9.2%
44	Alleghany Corp. (a)	26,288
1,450	Allied World Assurance Co. Holdings AG	76,687
2,665	American International Group, Inc.	166,589
862	Athene Holding Ltd., Class A (a)	42,752
690	Chubb Ltd.	100,319
2,002	CNO Financial Group, Inc.	41,810
2,134	Hartford Financial Services Group, Inc. (The)	112,173
4,215	Loews Corp.	197,300
407	Marsh & McLennan Cos., Inc.	31,733
476	Prudential Financial, Inc.	51,512
855	Travelers Cos., Inc. (The)	108,167
1,328	Unum Group	61,910

		1,017,240

	Total Financials	3,390,740

	Health Care — 9.8%
	Health Care Providers & Services — 3.4%
900	Aetna, Inc.	136,597
273	Cigna Corp.	45,633
1,001	HCA Healthcare, Inc. (a)	87,247
564	UnitedHealth Group, Inc.	104,584

		374,061

	Life Sciences Tools & Services — 0.3%
864	VWR Corp. (a)	28,524

	Pharmaceuticals — 6.1%
307	Allergan plc	74,527
1,407	Johnson & Johnson	186,188
2,523	Merck & Co., Inc.	161,721
7,614	Pfizer, Inc.	255,761

		678,197

	Total Health Care	1,080,782

	Industrials — 6.4%
	Aerospace & Defense — 1.2%
1,079	United Technologies Corp.	131,765

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.8%
3,832	Delta Air Lines, Inc.	205,915

	Industrial Conglomerates — 2.0%
1,011	Carlisle Cos., Inc.	96,403
918	Honeywell International, Inc.	122,403

		218,806

	Machinery — 1.4%
1,015	Dover Corp.	81,416
492	Illinois Tool Works, Inc.	70,461

		151,877

	Total Industrials	708,363

	Information Technology — 6.6%
	Communications Equipment — 1.4%
3,730	Cisco Systems, Inc.	116,749
1,070	CommScope Holding Co., Inc. (a)	40,688

		157,437

	Electronic Equipment, Instruments & Components — 0.7%
958	Arrow Electronics, Inc. (a)	75,143

	IT Services — 0.6%
1,342	PayPal Holdings, Inc. (a)	72,041

	Semiconductors & Semiconductor Equipment — 2.0%
412	KLA-Tencor Corp.	37,664
1,158	QUALCOMM, Inc.	63,930
1,527	Texas Instruments, Inc.	117,454

		219,048

	Software — 1.3%
2,013	Microsoft Corp.	138,772

	Technology Hardware, Storage & Peripherals — 0.6%
3,944	Hewlett Packard Enterprise Co.	65,434

	Total Information Technology	727,875

	Materials — 3.9%
	Chemicals — 0.2%
685	AdvanSix, Inc. (a)	21,399

	Construction Materials — 0.8%
389	Martin Marietta Materials, Inc.	86,601

	Containers & Packaging — 2.6%
3,131	Ball Corp.	132,171
4,151	Graphic Packaging Holding Co.	57,195
1,749	WestRock Co.	99,125

		288,491

	Paper & Forest Products — 0.3%
1,681	KapStone Paper and Packaging Corp.	34,669

	Total Materials	431,160

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 5.5%
	Equity Real Estate Investment Trusts (REITs) — 4.9%
3,160	American Homes 4 Rent, Class A	71,332
3,703	Brixmor Property Group, Inc.	66,205
671	EastGroup Properties, Inc.	56,196
3,687	Kimco Realty Corp.	67,663
621	Mid-America Apartment Communities, Inc.	65,488
2,674	Outfront Media, Inc.	61,831
801	Park Hotels & Resorts, Inc.	21,602
2,989	Rayonier, Inc.	85,995
1,291	Weyerhaeuser Co.	43,245

		539,557

	Real Estate Management & Development — 0.6%
1,879	CBRE Group, Inc., Class A (a)	68,402

	Total Real Estate	607,959

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
1,752	Verizon Communications, Inc.	78,266

	Utilities — 5.3%
	Electric Utilities — 4.7%
1,546	American Electric Power Co., Inc.	107,423
646	Duke Energy Corp.	53,981
994	Edison International	77,706
987	Eversource Energy	59,909
817	NextEra Energy, Inc.	114,443
2,322	Xcel Energy, Inc.	106,526

		519,988

	Multi-Utilities — 0.6%
559	Sempra Energy	63,043

	Total Utilities	583,031

	Total Common Stocks (Cost $8,220,084)	10,701,041

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
2,982	Media General, Inc., CVR (a) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
353,110	JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.840% (b) (l) (Cost $353,110)	353,110

	Total Investments — 100.0% (Cost $8,573,194)	11,054,151
	Other Assets in Excess of Liabilities — 0.0% (g)	3,875

	NET ASSETS — 100.0%	$11,058,026

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

CVR	— Contingent Value Rights
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $20,404,000 and $109,968,000, respectively.

(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$6,906,629	$2,713,884		$2,975,793
Investments in affiliates, at value	246,532	119,456		139,641

Total investment securities, at value	7,153,161	2,833,340		3,115,434
Cash	—	—	(a)	—
Receivables:
Due from custodian	—	1,950		—
Investment securities sold	12,605	3,122		5,147
Fund shares sold	10,263	2,772		5,946
Dividends from non-affiliates	807	2,295		809
Dividends from affiliates	169	78		72

Total Assets	7,177,005	2,843,557		3,127,408

LIABILITIES:
Payables:
Investment securities purchased	8,523	15,465		26,018
Fund shares redeemed	64,462	17,337		10,301
Accrued liabilities:
Investment advisory fees	3,799	1,484		1,606
Administration fees	478	186		189
Distribution fees	700	97		261
Service fees	720	177		385
Custodian and accounting fees	14	7		8
Trustees’ and Chief Compliance Officer’s fees	16	—		—	(a)
Other	383	326		362

Total Liabilities	79,095	35,079		39,130

Net Assets	$7,097,910	$2,808,478		$3,088,278

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,631,805	$1,927,673	$2,293,950
Accumulated undistributed (distributions in excess of) net investment income	(9,977)	2,627	(5,294)
Accumulated net realized gains (losses)	38,460	64,271	85,830
Net unrealized appreciation (depreciation)	2,437,622	813,907	713,792

Total Net Assets	$7,097,910	$2,808,478	$3,088,278

Net Assets:
Class A	$1,550,092	$378,055	$915,226
Class C	605,999	30,596	90,640
Class I (formerly Select Class)	1,691,899	778,378	1,050,151
Class R2	—	600	35,242
Class R3	20	—	152
Class R4	20	—	129
Class R5	95,952	1,804	247,068
Class R6	3,153,928	1,619,045	749,670

Total	$7,097,910	$2,808,478	$3,088,278

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	86,344	7,791	32,697
Class C	37,898	650	4,004
Class I (formerly Select Class)	91,931	15,844	33,038
Class R2	—	12	1,163
Class R3	1	—	5
Class R4	1	—	4
Class R5	5,134	37	7,700
Class R6	168,084	32,922	23,283

Net Asset Value (a):
Class A — Redemption price per share	$17.95	$48.53	$27.99
Class C — Offering price per share (b)	15.99	47.05	22.64
Class I (formerly Select Class) — Offering and redemption price per share	18.40	49.13	31.79
Class R2 — Offering and redemption price per share	—	48.21	30.31
Class R3 — Offering and redemption price per share	17.96	—	31.71
Class R4 — Offering and redemption price per share	18.40	—	31.77
Class R5 — Offering and redemption price per share	18.69	49.17	32.09
Class R6 — Offering and redemption price per share	18.76	49.18	32.20
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.94	$51.22	$29.54

Cost of investments in non-affiliates	$4,469,007	$1,899,977	$2,262,001
Cost of investments in affiliates	246,532	119,456	139,641

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$17,588,371	$111,505		$10,701,041
Investments in affiliates, at value	795,573	13,435		353,110

Total investment securities, at value	18,383,944	124,940		11,054,151
Restricted cash	—	17		—
Cash	—	69		—
Deposits at broker for futures contracts	—	185		—
Deposits at broker for securities sold short	—	109,951		—
Receivables:
Investment securities sold	20,062	515		—
Fund shares sold	75,610	4		18,539
Dividends from non-affiliates	25,267	194		8,599
Dividends from affiliates	413	8		258

Total Assets	18,505,296	235,883		11,081,547

LIABILITIES:
Payables:
Securities sold short, at value	—	109,316		—
Dividend expense to non-affiliates on securities sold short	—	67		—
Investment securities purchased	19,144	943		4,860
Fund shares redeemed	68,819	1,047		9,855
Variation margin on futures contracts	—	1		—
Accrued liabilities:
Investment advisory fees	9,597	54		5,555
Administration fees	1,200	—		668
Distribution fees	762	3		761
Service fees	1,108	24		696
Custodian and accounting fees	42	3		29
Trustees’ and Chief Compliance Officer’s fees	93	—	(a)	48
Other	1,519	40		1,049

Total Liabilities	102,284	111,498		23,521

Net Assets	$18,403,012	$124,385		$11,058,026

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,863,507	$116,891	$8,484,737
Accumulated undistributed (distributions in excess of) net investment income	72,501	(202)	57,021
Accumulated net realized gains (losses)	241,239	(7,525)	35,311
Net unrealized appreciation (depreciation)	6,225,765	15,221	2,480,957

Total Net Assets	$18,403,012	$124,385	$11,058,026

Net Assets:
Class A	$2,149,689	$5,295	$1,432,370
Class C	452,351	3,286	746,521
Class I (formerly Select Class)	2,902,646	115,804	2,165,577
Class L (formerly Institutional Class)	12,478,637	—	3,643,327
Class R2	85,287	—	—
Class R3	19,262	—	385
Class R4	3,537	—	34
Class R5	30,334	—	422
Class R6	281,269	—	3,069,390

Total	$18,403,012	$124,385	$11,058,026

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	56,864	531	42,888
Class C	12,446	353	22,487
Class I (formerly Select Class)	75,916	11,321	64,416
Class L (formerly Institutional Class)	322,404	—	108,326
Class R2	2,347	—	—
Class R3	511	—	12
Class R4	93	—	1
Class R5	784	—	12
Class R6	7,270	—	91,334

Net Asset Value (a):
Class A — Redemption price per share	$37.80	$9.97	$33.40
Class C — Offering price per share (b)	36.35	9.31	33.20
Class I (formerly Select Class) — Offering and redemption price per share	38.24	10.23	33.62
Class L (formerly Institutional Class) — Offering and redemption price per share	38.70	—	33.63
Class R2 — Offering and redemption price per share	36.33	—	—
Class R3 — Offering and redemption price per share	37.67	—	33.24
Class R4 — Offering and redemption price per share	38.16	—	33.55
Class R5 — Offering and redemption price per share	38.67	—	33.59
Class R6 — Offering and redemption price per share	38.69	—	33.61
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.89	$10.52	$35.25

Cost of investments in non-affiliates	$11,362,606	$93,859	$8,220,084
Cost of investments in affiliates	795,573	13,435	353,110
Proceeds from securities sold short	—	106,878	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$11		$4	$3
Dividend income from non-affiliates	42,896		30,604	19,191
Dividend income from affiliates	774		435	351

Total investment income	43,681		31,043	19,545

EXPENSES:
Investment advisory fees	41,539		16,901	18,725
Administration fees	5,226		2,127	2,356
Distribution fees:
Class A	3,978		886	2,296
Class C	4,427		236	697
Class R2	—		3	152
Class R3 (a)(b)	—	(c)	—	—	(c)
Service fees:
Class A	3,978		886	2,296
Class C	1,476		79	233
Class I (formerly Select Class)	3,014		1,743	2,363
Class R2	—		1	76
Class R3 (a)(b)	—	(c)	—	—	(c)
Class R4 (a)(b)	—	(c)	—	—	(c)
Class R5	55		2	144
Custodian and accounting fees	173		74	93
Interest expense to affiliates	—	(c)	—	—
Professional fees	100		71	77
Trustees’ and Chief Compliance Officer’s fees	48		33	31
Printing and mailing costs	368		235	228
Registration and filing fees	213		109	137
Transfer agency fees (See Note 2.E.)	213		43	430
Sub-transfer agency fees (See Note 2.E.)	2,009		949	1,712
Other	164		51	60

Total expenses	66,981		24,429	32,106

Less fees waived	(2,436)		(1,939)	(3,158)
Less expense reimbursements	(7)		(23)	(114)

Net expenses	64,538		22,467	28,834

Net investment income (loss)	(20,857)		8,576	(9,289)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	258,483		120,548	128,903
Change in net unrealized appreciation/depreciation on investments in non-affiliates	1,188,472		282,160	403,806

Net realized/unrealized gains (losses)	1,446,955		402,708	532,709

Change in net assets resulting from operations	$1,426,098		$411,284	$523,420

(a)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$— (a)	$—
Interest income from affiliates	—	(a)	— (a)	23
Dividend income from non-affiliates	287,975		2,230	216,570
Dividend income from affiliates	3,332		65	1,251
Interest income from non-affiliates on securities sold short	—		245	—
Foreign taxes withheld	63		—	71

Total investment income	291,370		2,540	217,915

EXPENSES:
Investment advisory fees	111,486		1,285	67,827
Administration fees	14,027		131	8,535
Distribution fees:
Class A	5,588		14	4,408
Class C	3,957		38	5,668
Class R2	338		—	—
Class R3 (b)	4		—	—	(a)
Service fees:
Class A	5,588		14	4,408
Class C	1,319		13	1,890
Class I (formerly Select Class)	6,710		375	3,688
Class L (formerly Institutional Class)	11,555		—	4,438
Class R2	169		—	—
Class R3 (b)	4		—	—	(a)
Class R4 (b)	1		—	—	(a)
Class R5 (b)	2		—	—	(a)
Custodian and accounting fees	470		34	285
Interest expense to affiliates	—	(a)	5	—
Professional fees	420		53	274
Interest expense to non-affiliates	—		— (a)	—
Trustees’ and Chief Compliance Officer’s fees	129		26	81
Printing and mailing costs	1,203		13	987
Registration and filing fees	589		41	368
Transfer agency fees (See Note 2.E.)	994		4	245
Sub-transfer agency fees (See Note 2.E.)	11,135		16	3,780
Other	398		7	172
Dividend expense to non-affiliates on securities sold short	—		1,846	—

Total expenses	176,086		3,915	107,054

Less fees waived	(19,838)		(448)	(8,721)
Less expense reimbursements	(5,540)		—	(588)

Net expenses	150,708		3,467	97,745

Net investment income (loss)	140,662		(927)	120,170

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	458,502		24,173	526,307
Futures	—		(234)	—
Securities sold short	—		(20,442)	—

Net realized gain (loss)	458,502		3,497	526,307

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,674,398		3,712	1,078,370
Futures	—		43	—
Securities sold short	—		(3,896)	—

Change in net unrealized appreciation/depreciation	1,674,398		(141)	1,078,370

Net realized/unrealized gains (losses)	2,132,900		3,356	1,604,677

Change in net assets resulting from operations	$2,273,562		$2,429	$1,724,847

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(20,857)	$(20,440)	$8,576	$8,836
Net realized gain (loss)	258,483	(145,387)	120,548	58,144
Change in net unrealized appreciation/depreciation	1,188,472	(181,585)	282,160	(300,510)

Change in net assets resulting from operations	1,426,098	(347,412)	411,284	(233,530)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(356)	(182)
From net realized gains	—	(57,173)	(10,459)	(12,309)
Class C
From net realized gains	—	(20,218)	(964)	(1,246)
Class I (formerly Select Class)
From net investment income	—	—	(2,165)	(2,603)
From net realized gains	—	(48,267)	(20,374)	(75,744)
Class R2
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	(19)	(39)
Class R5
From net investment income	—	—	(11)	(7)
From net realized gains	—	(2,457)	(84)	(147)
Class R6
From net investment income	—	—	(6,472)	(3,761)
From net realized gains	—	(86,200)	(46,392)	(61,528)

Total distributions to shareholders	—	(214,315)	(87,296)	(157,566)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(291,788)	1,337,047	120,141	(547,848)

NET ASSETS:
Change in net assets	1,134,310	775,320	444,129	(938,944)
Beginning of period	5,963,600	5,188,280	2,364,349	3,303,293

End of period	$7,097,910	$5,963,600	$2,808,478	$2,364,349

Accumulated undistributed (distributions in excess of) net investment income	$(9,977)	$(8,414)	$2,627	$3,375

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(9,289)	$(11,080)	$140,662	$133,064
Net realized gain (loss)	128,903	181,344	458,502	921,071
Change in net unrealized appreciation/depreciation	403,806	(478,421)	1,674,398	(753,064)

Change in net assets resulting from operations	523,420	(308,157)	2,273,562	301,071

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(9,018)	(9,590)
From net realized gains	(449)	(56,339)	(135,546)	(130,210)
Class C
From net realized gains	(55)	(6,714)	(33,147)	(31,402)
Class I (formerly Select Class)
From net investment income	—	—	(17,549)	(14,584)
From net realized gains	(390)	(50,435)	(155,821)	(117,229)
Class L (formerly Institutional Class)
From net investment income	—	—	(100,129)	(89,774)
From net realized gains	—	—	(669,173)	(526,794)
Class R2
From net investment income	—	—	(133)	(113)
From net realized gains	(11)	(1,533)	(4,114)	(3,769)
Class R3 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R5 (c)
From net investment income	—	—	— (b)	—
From net realized gains	(96)	(8,974)	(1)	—
Class R6 (c)
From net investment income	—	—	(437)	—
From net realized gains	(275)	(23,518)	(2,480)	—

Total distributions to shareholders	(1,276)	(147,513)	(1,127,550)	(923,465)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(285,349)	244,627	1,692,858	227,463

NET ASSETS:
Change in net assets	236,795	(211,043)	2,838,870	(394,931)
Beginning of period	2,851,483	3,062,526	15,564,142	15,959,073

End of period	$3,088,278	$2,851,483	$18,403,012	$15,564,142

Accumulated undistributed (distributions in excess of) net investment income	$(5,294)	$(4,220)	$72,501	$59,105

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(927)	$(1,875)	$120,170	$137,198
Net realized gain (loss)	3,497	30,953	526,307	(206,123)
Change in net unrealized appreciation/depreciation	(141)	(24,115)	1,078,370	(248,822)

Change in net assets resulting from operations	2,429	4,963	1,724,847	(317,747)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(17,004)	(13,377)
From net realized gains	—	—	—	(22,474)
Class C
From net investment income	—	—	(4,071)	(1,450)
From net realized gains	—	—	—	(7,412)
Class I (formerly Select Class)
From net investment income	—	—	(17,338)	(9,572)
From net realized gains	—	—	—	(14,779)
Class L (formerly Institutional Class)
From net investment income	—	—	(51,645)	(77,515)
From net realized gains	—	—	—	(69,917)
Class R3 (a)
From net investment income	—	—	— (b)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
Class R5 (a)
From net investment income	—	—	— (b)	—
Class R6 (a)
From net investment income	—	—	(44,017)	—

Total distributions to shareholders	—	—	(134,075)	(216,496)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(66,147)	(107,540)	(623,697)	(669,313)

NET ASSETS:
Change in net assets	(63,718)	(102,577)	967,075	(1,203,556)
Beginning of period	188,103	290,680	10,090,951	11,294,507

End of period	$124,385	$188,103	$11,058,026	$10,090,951

Accumulated undistributed (distributions in excess of) net investment income	$(202)	$(583)	$57,021	$73,682

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$381,174	$1,090,924	$121,592	$174,026
Distributions reinvested	—	56,255	10,791	12,454
Cost of shares redeemed	(822,569)	(535,940)	(133,304)	(64,301)

Change in net assets resulting from Class A capital transactions	$(441,395)	$611,239	$(921)	$122,179

Class C
Proceeds from shares issued	$114,033	$406,222	$7,205	$12,272
Distributions reinvested	—	18,351	964	1,246
Cost of shares redeemed	(227,966)	(105,053)	(13,282)	(4,843)

Change in net assets resulting from Class C capital transactions	$(113,933)	$319,520	$(5,113)	$8,675

Class I (formerly Select Class)
Proceeds from shares issued	$917,922	$709,570	$289,476	$250,507
Distributions reinvested	—	31,907	19,559	64,677
Cost of shares redeemed	(424,343)	(865,494)	(241,418)	(1,207,577)

Change in net assets resulting from Class I capital transactions	$493,579	$(124,017)	$67,617	$(892,393)

Class R2
Proceeds from shares issued	$—	$—	$107	$235
Distributions reinvested	—	—	13	27
Cost of shares redeemed	—	—	(284)	(320)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(164)	$(58)

Class R3 (a)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R3 capital transactions	$20	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$—	$—

Class R5
Proceeds from shares issued	$17,853	$41,933	$831	$2,174
Distributions reinvested	—	2,457	95	154
Cost of shares redeemed	(23,614)	(15,257)	(2,320)	(861)

Change in net assets resulting from Class R5 capital transactions	$(5,761)	$29,133	$(1,394)	$1,467

Class R6
Proceeds from shares issued	$161,959	$708,587	$173,778	$260,148
Distributions reinvested	—	83,297	52,511	65,041
Cost of shares redeemed	(386,277)	(290,712)	(166,173)	(112,907)

Change in net assets resulting from Class R6 capital transactions	$(224,318)	$501,172	$60,116	$212,282

Total change in net assets resulting from capital transactions	$(291,788)	$1,337,047	$120,141	$(547,848)

(a)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	23,931	73,064	2,680	4,101
Reinvested	—	3,824	244	299
Redeemed	(51,511)	(37,546)	(2,942)	(1,522)

Change in Class A Shares	(27,580)	39,342	(18)	2,878

Class C
Issued	7,911	30,118	164	297
Reinvested	—	1,389	22	30
Redeemed	(16,036)	(8,092)	(302)	(116)

Change in Class C Shares	(8,125)	23,415	(116)	211

Class I (formerly Select Class)
Issued	55,638	46,757	6,309	5,728
Reinvested	—	2,122	436	1,536
Redeemed	(26,275)	(62,228)	(5,239)	(30,292)

Change in Class I Shares	29,363	(13,349)	1,506	(23,028)

Class R2
Issued	—	—	2	6
Reinvested	—	—	— (a)	1
Redeemed	—	—	(6)	(8)

Change in Class R2 Shares	—	—	(4)	(1)

Class R3 (b)
Issued	1	—	—	—

Change in Class R3 Shares	1	—	—	—

Class R4 (b)
Issued	1	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R5
Issued	1,062	2,743	19	47
Reinvested	—	161	2	4
Redeemed	(1,434)	(1,010)	(49)	(20)

Change in Class R5 Shares	(372)	1,894	(28)	31

Class R6
Issued	9,786	47,326	3,807	6,062
Reinvested	—	5,459	1,169	1,544
Redeemed	(23,089)	(19,751)	(3,615)	(2,766)

Change in Class R6 Shares	(13,303)	33,034	1,361	4,840

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$98,041	$297,295	$419,157	$358,763
Distributions reinvested	434	54,215	131,659	127,887
Cost of shares redeemed	(295,300)	(221,243)	(852,023)	(694,701)

Change in net assets resulting from Class A capital transactions	$(196,825)	$130,267	$(301,207)	$(208,051)

Class C
Proceeds from shares issued	$16,838	$56,492	$23,292	$28,896
Distributions reinvested	49	5,744	26,948	25,199
Cost of shares redeemed	(38,935)	(23,954)	(180,218)	(73,557)

Change in net assets resulting from Class C capital transactions	$(22,048)	$38,282	$(129,978)	$(19,462)

Class I (formerly Select Class)
Proceeds from shares issued	$310,137	$596,426	$963,041	$575,208
Distributions reinvested	339	41,535	157,140	119,621
Cost of shares redeemed	(362,253)	(484,304)	(727,688)	(626,053)
Redemptions in-kind (See Note 7)	—	(602,118)	—	—

Change in net assets resulting from Class I capital transactions	$(51,777)	$(448,461)	$392,493	$68,776

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$3,537,449	$2,148,891
Distributions reinvested	—	—	668,445	515,077
Cost of shares redeemed	—	—	(2,817,548)	(2,275,447)

Change in net assets resulting from Class L capital transactions	$—	$—	$1,388,346	$388,521

Class R2
Proceeds from shares issued	$17,018	$31,035	$37,304	$14,006
Distributions reinvested	10	1,494	3,910	3,715
Cost of shares redeemed	(19,788)	(6,825)	(26,653)	(20,042)

Change in net assets resulting from Class R2 capital transactions	$(2,760)	$25,704	$14,561	$(2,321)

Class R3 (a)
Proceeds from shares issued	$154	$—	$19,636	$—
Distributions reinvested	— (b)	—	1	—
Cost of shares redeemed	(12)	—	(706)	—

Change in net assets resulting from Class R3 capital transactions	$142	$—	$18,931	$—

Class R4 (a)
Proceeds from shares issued	$122	$—	$3,529	$—
Distributions reinvested	— (b)	—	1	—
Cost of shares redeemed	(2)	—	(38)	—

Change in net assets resulting from Class R4 capital transactions	$120	$—	$3,492	$—

Class R5 (c)
Proceeds from shares issued	$40,930	$120,489	$30,405	$—
Distributions reinvested	91	8,974	1	—
Cost of shares redeemed	(60,912)	(42,206)	(421)	—

Change in net assets resulting from Class R5 capital transactions	$(19,891)	$87,257	$29,985	$—

Class R6 (c)
Proceeds from shares issued	$197,543	$509,276	$292,949	$—
Distributions reinvested	274	23,176	2,917	—
Cost of shares redeemed	(190,127)	(120,874)	(19,631)	—

Change in net assets resulting from Class R6 capital transactions	$7,690	$411,578	$276,235	$—

Total change in net assets resulting from capital transactions	$(285,349)	$244,627	$1,692,858	$227,463

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	3,890	11,900	11,445	10,465
Reinvested	18	2,266	3,648	3,881
Redeemed	(11,718)	(9,178)	(23,250)	(20,274)

Change in Class A Shares	(7,810)	4,988	(8,157)	(5,928)

Class C
Issued	818	2,722	663	877
Reinvested	3	295	778	794
Redeemed	(1,896)	(1,230)	(5,080)	(2,221)

Change in Class C Shares	(1,075)	1,787	(3,639)	(550)

Class I (formerly Select Class)
Issued	10,786	21,225	26,028	16,809
Reinvested	12	1,536	4,300	3,589
Redeemed	(12,803)	(17,722)	(19,566)	(18,078)
Redemptions in-kind (See Note 7)	—	(20,287)	—	—

Change in Class I Shares	(2,005)	(15,248)	10,762	2,320

Class L (formerly Institutional Class)
Issued	—	—	94,419	61,500
Reinvested	—	—	18,060	15,274
Redeemed	—	—	(75,042)	(65,137)

Change in Class L Shares	—	—	37,437	11,637

Class R2
Issued	629	1,143	1,050	421
Reinvested	— (a)	57	113	117
Redeemed	(729)	(266)	(754)	(606)

Change in Class R2 Shares	(100)	934	409	(68)

Class R3 (b)
Issued	5	—	530	—
Reinvested	— (a)	—	— (a)	—
Redeemed	— (a)	—	(19)	—

Change in Class R3 Shares	5	—	511	—

Class R4 (b)
Issued	4	—	94	—
Reinvested	— (a)	—	— (a)	—
Redeemed	— (a)	—	(1)	—

Change in Class R4 Shares	4	—	93	—

Class R5 (c)
Issued	1,404	4,352	795	—
Reinvested	3	329	— (a)	—
Redeemed	(2,103)	(1,554)	(11)	—

Change in Class R5 Shares	(696)	3,127	784	—

Class R6 (c)
Issued	6,766	18,275	7,706	—
Reinvested	10	849	79	—
Redeemed	(6,595)	(4,509)	(515)	—

Change in Class R6 Shares	181	14,615	7,270	—

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,341	$3,218	$526,758	$696,311
Distributions reinvested	—	—	16,190	34,339
Cost of shares redeemed	(2,701)	(2,889)	(1,438,824)	(1,032,013)

Change in net assets resulting from Class A capital transactions	$(1,360)	$329	$(895,876)	$(301,363)

Class C
Proceeds from shares issued	$57	$1,852	$124,351	$188,939
Distributions reinvested	—	—	3,544	7,489
Cost of shares redeemed	(2,962)	(2,446)	(223,429)	(140,118)

Change in net assets resulting from Class C capital transactions	$(2,905)	$(594)	$(95,534)	$56,310

Class I (formerly Select Class)
Proceeds from shares issued	$1,846	$4,346	$1,247,895	$675,086
Distributions reinvested	—	—	12,528	17,378
Cost of shares redeemed	(63,728)	(111,621)	(728,849)	(2,253,026)

Change in net assets resulting from Class I capital transactions	$(61,882)	$(107,275)	$531,574	$(1,560,562)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$1,631,959	$3,435,571
Distributions reinvested	—	—	45,687	138,955
Cost of shares redeemed	—	—	(3,876,760)	(2,438,224)
Redemptions in-kind (See Note 7)	—	—	(644,712)	—

Change in net assets resulting from Class L capital transactions	$—	$—	$(2,843,826)	$1,136,302

Class R3 (a)
Proceeds from shares issued	$—	$—	$393	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(15)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$378	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$31	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$31	$—

Class R5 (a)
Proceeds from shares issued	$—	$—	$415	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$415	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$2,989,115	$—
Distributions reinvested	—	—	44,017	—
Cost of shares redeemed	—	—	(353,991)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2,679,141	$—

Total change in net assets resulting from capital transactions	$(66,147)	$(107,540)	$(623,697)	$(669,313)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	133	316	16,726	24,694
Reinvested	—	—	497	1,244
Redeemed	(270)	(284)	(45,710)	(36,328)

Change in Class A Shares	(137)	32	(28,487)	(10,390)

Class C
Issued	6	194	3,919	6,724
Reinvested	—	—	109	273
Redeemed	(315)	(258)	(7,093)	(5,029)

Change in Class C Shares	(309)	(64)	(3,065)	1,968

Class I (formerly Select Class)
Issued	180	416	38,266	24,052
Reinvested	—	—	383	626
Redeemed	(6,171)	(10,669)	(23,245)	(78,871)

Change in Class I Shares	(5,991)	(10,253)	15,404	(54,193)

Class L (formerly Institutional Class)
Issued	—	—	51,361	120,136
Reinvested	—	—	1,397	5,004
Redeemed	—	—	(129,686)	(88,948)
Redemptions in-kind (See Note 7)	—	—	(19,228)	—

Change in Class L Shares	—	—	(96,156)	36,192

Class R3 (a)
Issued	—	—	12	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	— (b)	—

Change in Class R3 Shares	—	—	12	—

Class R4 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R4 Shares	—	—	1	—

Class R5 (a)
Issued	—	—	12	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	— (b)	—

Change in Class R5 Shares	—	—	12	—

Class R6 (a)
Issued	—	—	100,995	—
Reinvested	—	—	1,347	—
Redeemed	—	—	(11,008)	—

Change in Class R6 Shares	—	—	91,334	—

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2017	$14.42	$(0.09)		$3.62	$3.53	$—	$—	$—
Year Ended June 30, 2016	15.74	(0.08)		(0.71)	(0.79)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)		2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07)		3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)	1.97	1.98	(0.01)	(0.03)	(0.04)

Class C
Year Ended June 30, 2017	12.91	(0.15)		3.23	3.08	—	—	—
Year Ended June 30, 2016	14.22	(0.14)		(0.64)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)		1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12)		3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)	1.81	1.77	—	(0.03)	(0.03)

Class I (formerly Select Class)
Year Ended June 30, 2017	14.75	(0.05)		3.70	3.65	—	—	—
Year Ended June 30, 2016	16.06	(0.06)		(0.72)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)		2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04)		3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)	1.98	2.02	(0.02)	(0.03)	(0.05)

Class R3
May 31, 2017 (g) through June 30, 2017	17.85	(0.01)		0.12	0.11	—	—	—

Class R4
May 31, 2017 (g) through June 30, 2017	18.29	—	(h)	0.11	0.11	—	—	—

Class R5
Year Ended June 30, 2017	14.96	(0.03)		3.76	3.73	—	—	—
Year Ended June 30, 2016	16.25	(0.03)		(0.73)	(0.76)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)		2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02)		3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)	2.01	2.07	(0.05)	(0.03)	(0.08)

Class R6
Year Ended June 30, 2017	15.00	(0.01)		3.77	3.76	—	—	—
Year Ended June 30, 2016	16.27	(0.01)		(0.73)	(0.74)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)		2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (g) through June 30, 2014	13.86	(0.01)		0.79	0.78	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.01 and $0.03 for Class A, Class C, Class I and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.09% and 0.27% for Class A, Class C, Class I and Class R5 Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.95	24.48%	$1,550,092	1.24%	(0.56)%		1.32%	34%
14.42	(5.07)	1,643,136	1.25	(0.55)		1.35	46
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(f)	1.28	76

15.99	23.86	605,999	1.74	(1.06)		1.82	34
12.91	(5.55)	594,190	1.75	(1.04)		1.85	46
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(f)	1.78	76

18.40	24.75	1,691,899	1.00	(0.31)		1.04	34
14.75	(4.91)	922,981	1.08	(0.41)		1.09	46
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(f)	1.03	76

17.96	0.62	20	1.25	(0.55)		1.25	34

18.40	0.60	20	0.99	(0.29)		1.00	34

18.69	24.93	95,952	0.85	(0.17)		0.88	34
14.96	(4.72)	82,358	0.89	(0.20)		0.90	46
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(f)	0.84	76

18.76	25.07	3,153,928	0.74	(0.06)		0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)		0.76	46
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2017	$42.95	$(0.02)		$7.02	$7.00	$(0.05)	$(1.37)	$(1.42)
Year Ended June 30, 2016	47.12	(0.01)		(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)		4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)		10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)	7.36	7.46	(0.07)	(0.26)	(0.33)

Class C
Year Ended June 30, 2017	41.85	(0.25)		6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)		(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)		4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)		10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)	7.29	7.22	— (g)	(0.26)	(0.26)

Class I (formerly Select Class)
Year Ended June 30, 2017	43.41	0.14		7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11		(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13		4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11		10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)	7.40	7.60	(0.17)	(0.26)	(0.43)

Class R2
Year Ended June 30, 2017	42.75	(0.14)		6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)		(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)		4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (h) through June 30, 2014	42.92	(0.05)		2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2017	43.43	0.18		7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18		(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20		4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2017	43.44	0.21		7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20		(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20		4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Class I Shares , respectively.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.53	16.61%	$378,055	1.24%	(0.05)%		1.37%	38%
42.95	(4.17)	335,424	1.25	(0.03)		1.43	39
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(f)	1.49	67

47.05	16.01	30,596	1.74	(0.56)		1.92	38
41.85	(4.64)	32,045	1.75	(0.54)		1.96	39
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(f)	2.00	67

49.13	17.01	778,378	0.89	0.30		1.08	38
43.41	(3.81)	622,440	0.90	0.25		1.20	39
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(f)	1.23	67

48.21	16.30	600	1.49	(0.31)		1.69	38
42.75	(4.38)	688	1.50	(0.30)		1.81	39
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

49.17	17.14	1,804	0.79	0.40		0.87	38
43.43	(3.73)	2,840	0.80	0.42		0.91	39
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

49.18	17.18	1,619,045	0.74	0.45		0.75	38
43.44	(3.66)	1,370,912	0.74	0.46		0.77	39
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2017	$23.43	$(0.14)		$4.71	$4.57	$(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(g)	4.50	4.46	(0.99)

Class C
Year Ended June 30, 2017	19.05	(0.22)		3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(g)	3.91	3.79	(0.99)

Class I (formerly Select Class)
Year Ended June 30, 2017	26.52	(0.07)		5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(g)	4.89	4.92	(0.99)

Class R2
Year Ended June 30, 2017	25.41	(0.21)		5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(g)	4.79	4.72	(0.99)

Class R3
September 9, 2016 (h) through June 30, 2017	27.06	(0.13)		4.79	4.66	(0.01)

Class R4
September 9, 2016 (h) through June 30, 2017	27.06	(0.06)		4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2017	26.74	(0.03)		5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(g)	4.90	4.96	(0.99)

Class R6
Year Ended June 30, 2017	26.82	(0.02)		5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(i)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(g)	4.89	4.97	(0.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.06), $(0.20), $(0.02) and $(0.01) and for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.22)%, (0.73)%, (0.08)%, (0.03)% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.02), $(0.13), $0.01 and $0.02 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.10)%, (0.57)%, 0.04% and 0.09% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.99	19.52%	$915,226	1.23%	(0.56)%		1.36%	41%
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(f)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(g)	1.45	70

22.64	18.92	90,640	1.73	(1.06)		1.85	41
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(f)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(g)	1.95	70

31.79	19.92	1,050,151	0.92	(0.25)		1.08	41
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(f)	1.12	69
25.08	24.06	894,740	0.93	0.14	(g)	1.20	70

30.31	19.34	35,242	1.42	(0.74)		1.69	41
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(f)	1.59	69
24.56	23.46	320	1.39	(0.32	)(g)	1.71	70

31.71	17.24	152	1.23	(0.54)		1.42	41

31.77	17.46	129	0.98	(0.23)		1.10	41

32.09	20.06	247,068	0.78	(0.10)		0.89	41
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(f)	0.92	69
25.15	24.22	17,848	0.79	0.28	(g)	1.00	70

32.20	20.11	749,670	0.73	(0.06)		0.76	41
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(f)	0.86	69
25.17	24.26	47,434	0.74	0.34	(g)	0.98	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2017	$35.41	$0.17		$4.60	$4.77	$(0.14)	$(2.24)	$(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(g)	6.20	6.39	(0.29)	(0.22)	(0.51)

Class C
Year Ended June 30, 2017	34.17	(0.02)		4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)	6.83	6.80	— (h)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(g)	6.03	6.08	(0.16)	(0.22)	(0.38)

Class I (formerly Select Class)
Year Ended June 30, 2017	35.79	0.27		4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(g)	6.24	6.51	(0.35)	(0.22)	(0.57)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	36.19	0.36		4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(g)	6.31	6.65	(0.41)	(0.22)	(0.63)

Class R2
Year Ended June 30, 2017	34.14	0.07		4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(g)	6.03	6.15	(0.30)	(0.22)	(0.52)

Class R3
September 9, 2016 (i) through June 30, 2017	35.78	0.26		4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
September 9, 2016 (i) through June 30, 2017	36.18	0.38		4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
September 9, 2016 (i) through June 30, 2017	36.60	0.36		4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
September 9, 2016 (i) through June 30, 2017	36.60	0.32		4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.23 and $0.32 for Class A, Class C, Class R2, Class I and Class L Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Class L and Class I Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.23 and $0.31 for Class A, Class C, Class R2, Class I and Class L Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 0.80% and 1.04% for Class A, Class C, Class R2, Class I and Class L Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.80	13.83%	$2,149,689	1.23%	0.45%		1.36%	23%
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(f)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(g)	1.38	23

36.35	13.27	452,351	1.74	(0.06)		1.80	23
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(f)	1.87	25
30.84	24.43	534,813	1.74	0.16	(g)	1.88	23

38.24	14.15	2,902,646	0.98	0.72		1.07	23
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(f)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23

38.70	14.39	12,478,637	0.74	0.96		0.91	23
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(f)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23

36.33	13.53	85,287	1.49	0.21		1.65	23
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(f)	1.62	25
30.81	24.71	57,003	1.49	0.43	(g)	1.63	23

37.67	12.70	19,262	1.24	0.87		1.35	23

38.16	12.89	3,537	0.99	1.26		1.10	23

38.67	13.06	30,334	0.84	1.18		1.02	23

38.69	13.13	281,269	0.74	1.05		0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations

	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2017	$9.90	$(0.08)		$0.15	$0.07
Year Ended June 30, 2016	9.87	(0.10)		0.13	0.03
Year Ended June 30, 2015	9.91	(0.11)		0.07	(0.04)
Year Ended June 30, 2014	9.79	(0.13)		0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(e)	0.21	0.10

Class C
Year Ended June 30, 2017	9.29	(0.12)		0.14	0.02
Year Ended June 30, 2016	9.31	(0.14)		0.12	(0.02)
Year Ended June 30, 2015	9.40	(0.15)		0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17)		0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(e)	0.20	0.03

Class I (formerly Select Class)
Year Ended June 30, 2017	10.13	(0.06)		0.16	0.10
Year Ended June 30, 2016	10.07	(0.08)		0.14	0.06
Year Ended June 30, 2015	10.09	(0.09)		0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11)		0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(e)	0.21	0.12

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.60% for the year ended June 30, 2017, 1.27% and 1.69% for the year ended June 30, 2016, 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014 and 1.48% and 1.88% for the year ended June 30, 2013; for Class C are 1.73% and 2.10% for the year ended June 30, 2017, 1.77% and 2.20% for the year ended June 30, 2016, 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014 and 2.15% and 2.38% for the year ended June 30, 2013; for Class I are 0.97% and 1.24% for the year ended June 30, 2017, 1.03% and 1.30% for the year ended June 30, 2016, 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, respectively.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate	Portfolio turnover rate (including short sales)

$9.97	0.71%	$5,295	2.38%	(0.78)%		2.75%	78%	229%
9.90	0.30	6,608	2.52	(0.97)		2.94	111	258
9.87	(0.40)	6,273	2.68	(1.14)		3.15	74	204
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(e)	3.44	94	251

9.31	0.22	3,286	2.88	(1.31)		3.25	78	229
9.29	(0.21)	6,147	3.02	(1.47)		3.45	111	258
9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(e)	3.92	94	251

10.23	0.99	115,804	2.12	(0.54)		2.39	78	229
10.13	0.60	175,348	2.28	(0.74)		2.55	111	258
10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(e)	3.18	94	251

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2017	$28.66	$0.27	$4.77	$5.04	$(0.30)	$—	$(0.30)
Year Ended June 30, 2016	29.84	0.27	(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	4.75	4.97	(0.20)	(0.09)	(0.29)

Class C
Year Ended June 30, 2017	28.52	0.11	4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14	(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	4.74	4.85	(0.06)	(0.09)	(0.15)

Class I (formerly Select Class)
Year Ended June 30, 2017	28.86	0.35	4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33	(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	4.75	5.03	(0.22)	(0.09)	(0.31)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	28.86	0.41	4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43	(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	4.75	5.09	(0.25)	(0.09)	(0.34)

Class R3
September 9, 2016 (f) through June 30, 2017	29.33	0.29	4.06	4.35	(0.44)	—	(0.44)

Class R4
September 9, 2016 (f) through June 30, 2017	29.56	0.27	4.18	4.45	(0.46)	—	(0.46)

Class R5
September 9, 2016 (f) through June 30, 2017	29.57	0.30	4.20	4.50	(0.48)	—	(0.48)

Class R6
September 9, 2016 (f) through June 30, 2017	29.57	0.36	4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$33.40	17.60%	$1,432,370	1.24%	0.85%	1.36%	24%
28.66	(2.34)	2,045,698	1.24	0.98	1.43	26
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22

33.20	17.02	746,521	1.74	0.34	1.81	24
28.52	(2.82)	728,800	1.74	0.49	1.85	26
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22

33.62	17.89	2,165,577	0.99	1.09	1.04	24
28.86	(2.10)	1,414,635	0.99	1.16	1.05	26
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22

33.63	18.17	3,643,327	0.75	1.32	0.87	24
28.86	(1.87)	5,901,818	0.74	1.50	0.88	26
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22

33.24	14.87	385	1.24	1.09	1.36	24

33.55	15.10	34	1.00	1.05	1.08	24

33.59	15.27	422	0.83	1.14	0.89	24

33.61	15.35	3,069,390	0.74	1.39	0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class I^, Class R2^^, Class R3^^^, Class R4^^^, Class R5 and Class R6	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class I^, Class R2, Class R5 and Class R6	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class I^, Class L**, Class R2, Class R3*, Class R4*, Class R5*** and Class R6***	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Class I^	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Class I^, Class L**, Class R2^^, Class R3*, Class R4*, Class R5*** and Class R6***	JPM I	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.
^^	Class R2 Shares commenced operations on July 31, 2017 for Growth Advantage Fund and Value Advantage Fund.
^^^	Class R3 and Class R4 Shares commenced operations on May 31, 2017 for Growth Advantage Fund.
*	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
***	Class R5 and Class R6 Shares commenced operations on September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,153,161	$—	$—	$7,153,161

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,833,340	$—	$—	$2,833,340

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,115,434	$—	$—	$3,115,434

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,383,944	$—	$—	$18,383,944

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$124,940	$—	$—		$124,940

Total Liabilities for Securities Sold Short (a)	$(109,316)	$—	$—		$(109,316)

Appreciation in Other Financial Instruments
Futures Contracts	$13	$—	$—		$13

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$11,054,151	$—	$—	(c)	$11,054,151

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Amount rounds to less than 500.

There were no transfers among any levels during the year ended June 30, 2017.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2017, the Fund had outstanding short sales as listed on the SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$1,807	(a)
Average Notional Balance Short	1,102
Ending Notional Balance Long	—
Ending Notional Balance Short	2,419

(a)	For the period May 1, 2017 through May 31, 2017.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$105	$45	$37	n/a	n/a		$—		$—		$5		$21	$213
Sub-transfer agency fees	1,057	396	498	n/a	n/a		—		—		58		—	2,009
Mid Cap Equity Fund
Transfer agency fees	16	3	13	n/a	$—	(a)	n/a		n/a		—	(a)	11	43
Sub-transfer agency fees	390	50	507	n/a	1		n/a		n/a		1		—	949
Mid Cap Growth Fund
Transfer agency fees	337	12	32	n/a	11		—	(a)	—	(a)	5		33	430
Sub-transfer agency fees	700	79	715	n/a	48		—		—		170		—	1,712
Mid Cap Value Fund
Transfer agency fees	146	24	41	$766	10		2		—	(a)	4		1	994
Sub-transfer agency fees	2,363	267	1,846	6,565	94		—	(a)	—	(a)	—		—	11,135
Multi-Cap Market Neutral Fund
Transfer agency fees	1	1	2	n/a	n/a		n/a		n/a		n/a		n/a	4
Sub-transfer agency fees	5	5	6	n/a	n/a		n/a		n/a		n/a		n/a	16
Value Advantage Fund
Transfer agency fees	93	51	30	60	n/a		—	(a)	—	(a)	—	(a)	11	245
Sub-transfer agency fees	1,796	441	524	1,019	n/a		—		—		—		—	3,780

(a)	Amount rounds to less than 500.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(20,689)	$19,294	$1,395
Mid Cap Equity Fund	1	(320)	319
Mid Cap Growth Fund	(9,863)	8,215	1,648
Mid Cap Value Fund	— (a)	—	—	(a)
Multi-Cap Market Neutral Fund	(1,381)	1,308	73
Value Advantage Fund	265,353	(2,756)	(262,597)

(a)	Amount rounds to less than 500.

The reclassification for the Funds relate primarily to net operating losses, investments in partnerships, non-taxable dividends and adjustments to gain/loss due to redemptions in-kind.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	0.80
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Dis-

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

tribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	n/a	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50%	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Multi-Cap Market Neutral Fund	0.25	0.75	n/a	n/a
Value Advantage Fund	0.25	0.75	n/a	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$475		$5
Mid Cap Equity Fund	248		2
Mid Cap Growth Fund	87		1
Mid Cap Value Fund	45		1
Multi-Cap Market Neutral Fund	—	(a)	—
Value Advantage Fund	330		6

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.25%	0.10	%*
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	n/a	n/a	0.10	*
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10	*
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10	*
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Value Advantage Fund	0.25	0.25	0.25	0.10	n/a	0.25	0.25	0.10	*

*	Prior to April 3, 2017, the service fee for Class R5 Shares were 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund*	1.24%		1.74%		0.99%		n/a	n/a		1.25%	1.00%	0.85%	0.75%
Mid Cap Equity Fund	1.25		1.75		0.90		n/a	1.50%		n/a	n/a	0.80	0.75
Mid Cap Growth Fund	1.24		1.74		0.93		n/a	1.49	**	1.24%	0.99	0.79	0.74
Mid Cap Value Fund	1.24		1.75		0.99		0.75%	1.50		1.25	1.00	0.85	0.75
Multi-Cap Market Neutral Fund	1.25		1.75		0.99		n/a	n/a		n/a	n/a	n/a	n/a
Value Advantage Fund	1.24	***	1.74	***	0.99	***	0.75	n/a		1.25	1.00	0.85	0.75

*	The contractual expense percentages in the table above are in place until at least October 31, 2018 except for Class R3 and Class R4 Shares that are in place until May 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Growth Advantage Fund was 1.25%, 1.75%, 1.10%, 0.90% and 0.85%, for Class A, Class C, Class I, Class R5 and Class R6 Shares, respectively.
**	The contractual expense percentage in the table above is in place until at least October 31, 2018. For Mid Cap Growth Fund Class R2 Shares, the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.40% of the Fund’s average daily net assets during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016 the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses for Class R2 Shares exceeded 1.40%. The Fund’s service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.
***	The contractual expense percentages in the table above are in place until at least October 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Value Advantage Fund was 1.25%, 1.75%, and 1.00%, for Class A, Class C and Class I Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$17	$12	$2,160	$2,189	$7
Mid Cap Equity Fund	88	59	1,640	1,787	23
Mid Cap Growth Fund	295	195	2,543	3,033	114
Mid Cap Value Fund	1,575	1,035	15,940	18,550	5,540
Multi-Cap Market Neutral Fund	276	131	14	421	—
Value Advantage Fund	882	587	6,850	8,319	588

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2017 was as follows (amounts in thousands):

Growth Advantage Fund	$247
Mid Cap Equity Fund	152
Mid Cap Growth Fund	125
Mid Cap Value Fund	1,288
Multi-Cap Market Neutral Fund	27
Value Advantage Fund	402

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$—	(a)
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)
Mid Cap Value Fund	2
Multi-Cap Market Neutral Fund	—	(a)
Value Advantage Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,140,445	$2,493,607	$—	$—
Mid Cap Equity Fund	959,015	949,951	—	—
Mid Cap Growth Fund	1,150,873	1,481,479	—	—
Mid Cap Value Fund	4,239,718	3,735,324	—	—
Multi-Cap Market Neutral Fund	111,822	202,705	127,833	216,504
Value Advantage Fund	2,440,060	2,772,718	—	—

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$4,761,420	$2,441,059	$49,318	$2,391,741
Mid Cap Equity Fund	2,048,226	837,632	52,518	785,114
Mid Cap Growth Fund	2,424,869	748,948	58,383	690,565
Mid Cap Value Fund	12,223,368	6,541,794	381,218	6,160,576
Multi-Cap Market Neutral Fund	109,292	19,362	3,714	15,648
Value Advantage Fund	8,611,044	2,674,714	231,607	2,443,107

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships and wash sale loss deferrals.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Mid Cap Equity Fund	$9,004	$78,292	$87,296
Mid Cap Growth Fund	—	1,276	1,276
Mid Cap Value Fund	143,520	984,030	1,127,550
Value Advantage Fund	134,075	—	134,075

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$214,315	$214,315
Mid Cap Equity Fund	27,480	130,086	157,566
Mid Cap Growth Fund	6,084	141,429	147,513
Mid Cap Value Fund	128,760	794,705	923,465
Value Advantage Fund	146,612	69,884	216,496

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$90,502	$—	$2,391,741
Mid Cap Equity Fund	26,762	68,968	—	785,114
Mid Cap Growth Fund	—	109,059	—	690,565
Mid Cap Value Fund	92,730	293,891	(7,367)	6,160,576
Multi-Cap Market Neutral Fund	—	—	(1,694)	9,393
Value Advantage Fund	57,092	73,163	—	2,443,107

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, loss deferrals on unsettled short sales, investments in partnerships and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2017, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018
Mid Cap Value Fund	$7,367	*

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under internal Revenue Code Sections 381-384.

As of June 30, 2017, the following Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Multi-Cap Market Neutral Fund	$1,694	$—

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

During the year ended June 30, 2017, the following Funds utilized net capital loss carryforwards as follows (amounts in thousands):

Mid Cap Value Fund	$7,367
Multi-Cap Market Neutral Fund	427
Value Advantage Fund	$49,224

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the following Funds deferred to July 1, 2017 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Net Capital Loss
		Short-Term	Long-Term
Growth Advantage Fund	$9,926	$6,162	$—
Mid Cap Growth Fund	5,192	—	—
Multi-Cap Market Neutral Fund	163	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2017.

7. Redemptions in-Kind

During the year ended June 30, 2017, certain Class L shareholders sold their shares of Value Advantage Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

March 17, 2017	Value		Realized Gains (Losses)	Type
Class L	$644,712	*	$273,526	Redemption in-kind

*	This amount includes cash of approximately $21,734,000 associated with the redemption in-kind.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

During the year ended June 30, 2016, certain Class I shareholders sold their shares of Mid Cap Growth Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

November 6, 2015	Value		Realized Gains (Losses)	Type
Class I	$602,118	*	$203,177	Redemption in-kind

*	This amount includes cash of approximately $25,788,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	37.7%
Mid Cap Equity Fund	n/a	49.9
Multi-Cap Market Neutral Fund	88.4%	n/a
Value Advantage Fund	n/a	23.3

As of June 30, 2017, the following Funds had omnibus accounts each owning more than 10% of the Fund’s outstanding shares as follows:

	Number of Non-affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	3	10.7%
Mid Cap Equity Fund	4	19.8
Mid Cap Value Fund	3	20.5
Value Advantage Fund	4	11.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2017, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year end on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JP Morgan Mutual Fund Investment Trust, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate series of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate series of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate series of JPMorgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate series of JPMorgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, 2016-17, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present)

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,183.30	$6.66	1.23%
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,180.10	9.35	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Class I (formerly Select Class)
Actual*	1,000.00	1,185.80	4.01	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Class R3
Actual**	1,000.00	1,184.00	5.31	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class R4
Actual**	1,000.00	1,006.20	1.03	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class R5
Actual*	1,000.00	1,006.00	0.82	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R6
Actual*	1,000.00	1,185.20	4.55	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,106.50	6.48	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,103.70	9.08	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class I (formerly Select Class)
Actual*	$1,000.00	$1,108.50	$4.65	0.89%
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Class R2
Actual*	1,000.00	1,105.20	7.78	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Class R5
Actual*	1,000.00	1,108.90	4.13	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,109.30	3.87	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,154.20	6.57	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,151.10	9.23	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Class I (formerly Select Class)
Actual*	1,000.00	1,156.10	4.92	0.92
Hypothetical*	1,000.00	1,020.23	4.61	0.92
Class R2
Actual*	1,000.00	1,153.00	7.69	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class R3
Actual*	1,000.00	1,154.00	6.57	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class R4
Actual*	1,000.00	1,155.70	5.24	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class R5
Actual*	1,000.00	1,156.80	4.17	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78
Class R6
Actual*	1,000.00	1,157.40	3.90	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,060.60	6.28	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,058.20	8.88	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,062.20	5.01	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class L (formerly Institutional Class)
Actual*	1,000.00	1,063.20	3.79	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Class R2
Actual*	1,000.00	1,059.20	7.61	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R3
Actual*	$1,000.00	$1,061.10	$6.34	1.24%
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,062.10	5.06	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R5
Actual*	1,000.00	1,062.90	4.30	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R6
Actual*	1,000.00	1,063.50	3.79	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	992.00	11.90	2.41
Hypothetical*	1,000.00	1,012.84	12.03	2.41
Class C
Actual*	1,000.00	989.40	14.30	2.90
Hypothetical*	1,000.00	1,010.41	14.46	2.90
Class I (formerly Select Class)
Actual*	1,000.00	993.20	10.53	2.13
Hypothetical*	1,000.00	1,014.23	10.64	2.13

Value Advantage Fund
Class A
Actual*	1,000.00	1,040.80	6.27	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,038.20	8.79	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,042.20	4.96	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class L (formerly Institutional Class)
Actual*	1,000.00	1,043.40	3.80	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class R3
Actual*	1,000.00	1,040.70	6.27	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,042.20	5.06	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class R5
Actual*	1,000.00	1,042.80	4.25	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R6
Actual*	1,000.00	1,043.20	3.75	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the actual period.) Commencement of operations was May 31, 2017.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Mid Cap Equity Fund	93.74%
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Mid Cap Equity Fund	$78,292
Mid Cap Growth Fund	1,276
Mid Cap Value Fund	984,030

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity Fund	$9,004
Mid Cap Value Fund	143,519
Value Advantage Fund	134,075

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	86

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-MC-617

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is James Schonbachler. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2017 – $33,371

2016 – $29,668

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2017 – $5,780

2016 – $5,640

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2017 – $10,980

2016 – $10,744

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2017 – Not applicable

2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%

2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2016 – $28.3 million

2015 – $29.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 1, 2017